EXECUTION VERSION

Exhibit 10.1

DATE: OCTOBER 3, 2018

(1)    POWERSTEERING SOFTWARE LIMITED
(2)    UPLAND SOFTWARE, INC.
(3)    NIGEL SHANAHAN, ERICA SHANAHAN AND OTHERS

SHARE PURCHASE AGREEMENT
relating to the acquisition of the entire
issued share capital of
RAPIDE COMMUNICATION LTD

Pillsbury Winthrop Shaw Pittman LLP
Tower 42, Level 21
25 Old Broad Street
London EC2N 1HQ

EXECUTION VERSION

TABLE OF CONTENTS
Page
1.Definitions and Interpretation    1
2.Sale and Purchase    9
3.Consideration    10
4.Completion    11
5.Holdback    12
6.Warranties    14
7.Specific Indemnities    16
8.Restrictions on the Covenantors    16
9.Release by Sellers    18
10.Matters following Completion    18
11.Taxation    19
12.Guarantee    19
13.Announcements and Confidentiality    20
14.Assignment    21
15.General    22
16.Notices    23
17.Entire Agreement    25
18.Governing law and jurisdiction    25

EXECUTION VERSION

Schedules

1.	The Sellers
Part 1 - The Existing Shareholders
Part 2 - The Share Option Holders
2.    The Company
3.    The Subsidiaries

4.	Completion obligations of the Sellers —This details the actions Sellers must take prior to closing of the transaction
5.    Warranties
6.    Limitations on Liability
7.    Properties
8.    Tax Covenant
9.    Completion Accounts — This details how the completion accounts will be prepared

Agreed Form Documents
Letters of resignation
Board minutes
Announcement
Indemnities for lost or missing share certificates
Settlement Agreements
Side Agreement

EXECUTION VERSION

SHARE PURCHASE AGREEMENT
DATE: October 3, 2018
BETWEEN:

(1)	POWERSTEERING SOFTWARE LIMITED (registered in England and Wales under number 5887016) whose registered office is at 16 Great Queen Street, Covent Garden, London WC2B 5AH (the “Buyer”)

(2)	UPLAND SOFTWARE, INC. (incorporated in the State of Delaware) whose principal offices are at 401 Congress Avenue, Suite 1850, Austin, Texas 78701 (the “Guarantor”)

(3)	THE PERSONS whose names and addresses are set out in Parts 1 and 2 of Schedule 1 (the “Sellers”)
INTRODUCTION:

(A)	The Company (as defined below) is a private company limited by shares. Certain details of the Company are set out in Schedule 2.

(B)	The Sellers have agreed to sell and the Buyer has agreed to buy the Shares (as defined below) on the terms and subject to the conditions of this Agreement.

(C)	The Guarantor has agreed to guarantee certain obligations of the Buyer.
AGREEMENT:

EXECUTION VERSION

1.	DEFINITIONS AND INTERPRETATION

1.1
The Introduction and Schedules form part of this Agreement and have the same force and effect as if set out in the body of this Agreement. Any reference to this Agreement includes the Introduction and Schedules.

1.2	In this Agreement, the following words and expressions shall have the following meanings unless the context requires otherwise:
Accounting Standards: Financial Reporting Standard 102, together with all other generally accepted accounting principles in the United Kingdom and the applicable accounting requirements of the Companies Act 2006;

Accounts: the audited accounts of the Company for the accounting reference period which ended on the Accounts Date (comprising a balance sheet and profit and loss account, notes and directors’ and auditors’ reports);

Accounts Date: 30 June 2018;

Adjustment Payment: has the meaning given in Clause 3.5;

Agreed Form: the form agreed between the Sellers' Representative and the Buyer;

Anti-Corruption Laws: any laws, regulations or conventions in any part of the world related to combating bribery and corruption, including the OECD Convention on Combating Bribery of Foreign Officials in International Business Transactions; in the United Kingdom, the Bribery Act 2010; and in the United States, the Foreign Corrupt Practices Act, in each case to the extent applicable to and legally binding on the Company;

Anti-Terrorism and Anti-Money Laundering Laws: any laws, regulations or conventions in any part of the world related to terrorism or money laundering, including, the European Union Money Laundering Directives; in the United Kingdom, the Money Laundering Regulations 2003, the Proceeds of Crime Act 2002, the Serious Organized Crime and Police Act 2005, the Anti-Terrorism, Crime and Security Act 2001; in the United States, the Executive Order and statutes authorizing the establishment of trade and economic sanctions programs enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the Bank Secrecy Act of 1970 and the PATRIOT Act of 2001, in each case to the extent applicable to and legally binding on the Company;

Bespoke Software: all software written specifically for the Company, including any interfaces written specifically for the Company;

Business Day: any day (other than a Saturday or Sunday or public holiday in England) on which banks generally are open in London for the transaction of normal business;

CAA 2001: Capital Allowances Act 2001;

Cash: all cash or cash equivalents in hand or credited to the account of or held in any account on behalf of the Company and the Subsidiaries with any bank, financial, credit, lending or other similar institution (together with accrued interest) including securities with a maturity of less than 12 months that are readily convertible into cash, cash in transit, sums receivable in accordance with uncleared cheques or other methods of

EXECUTION VERSION

payment to the Company and the Subsidiaries, in each case (i) as recorded in the Company’s and the Subsidiaries books of account, (ii) as at the Effective Time, (iii) as determined in accordance with Schedule 9 and (iv) as shown in the Completion Accounts;

Category A Sellers: each of Simon Hook, Alan Wallace, Andy Latham, Duncan Morton, Hardeep Johal, Phil Evans, Ted McCluskey, Richard Knox, Kenny Bain, Chris Allen, Steven Thurlow and Amanda Morris;

Category B Sellers:     all of the Minority Sellers other than the Category A Sellers;

Claim: has the meaning given to it in Schedule 6;

Company: Rapide Communication LTD, incorporated in England and Wales (registered number 05786255);

Company IP Rights: all rights in the Registered IP and the Unregistered IP;

Companies Legislation: Companies Act 2006;

Completion: completion of the sale and purchase of the Shares in accordance with this Agreement;

Completion Accounts: the consolidated statement of financial position of the Company and the Subsidiaries as at the Effective Time (including the notes thereon), as prepared and agreed, deemed to be agreed or determined (as the case may be) in accordance with Schedule 9, together with the accompanying statement setting out the Cash, Debt, Net Working Capital, Excess Cash and the corresponding amount of any Adjustment Payment payable in accordance with Clause 3.5;

Completion Date: the date of this agreement;

Confidential Information: all information not in the public domain, which a Seller shall have received or obtained at any time by reason of or in connection with his relationship with the Company or any of the Subsidiaries including: trade secrets; customer/client lists, contact details of clients, customers and suppliers and individuals within those organisations; technical information, know-how, research and development; financial projections, target details and accounts; fee levels, pricing policies, commissions and commission charges; budgets, forecasts, reports, interpretations, records and corporate and business plans; planned products and services; marketing and advertising plans, requirements and materials, marketing surveys and research reports and market share and pricing statistics; and computer software and passwords;

Consideration: has the meaning given in Clause 3.1;

Consideration Amount: £50,000,000;

Counsel’s Opinion: has the meaning given in Clause 5.4;

Covenantors: the Majority Sellers, Kenny Bain, Steven Thurlow, Phil Evans and Chris Allen;

CTA 2009: the Corporation Tax Act 2009;

EXECUTION VERSION

CTA 2010: the Corporation Tax Act 2010;

Data Protection Laws: all laws relating to data protection and privacy which are from time to time applicable to the Company or any of the Subsidiaries (or any part of their business), including (but not limited to): (i) the European Directive 95/46/EC and all applicable national laws, regulations and secondary legislation implementing the European Directive 95/46/EC including (without limitation) the Data Protection Act 1998; (ii) the General Data Protection Regulation (EU) 2016/679 (the “GDPR”) and all related national laws, regulations and secondary legislation including (without limitation) the Data Protection Act 2018; and (iii) the European Directive 2002/58/EC and all other applicable national laws, regulations and secondary legislation implementing the European Directive 2002/58/EC including (without limitation) the Privacy and Electronic Communications (EC Directive) Regulations 2003 (SI 2003/2426), in each case as amended, replaced or updated from time to time and together with any subordinate or related legislation made under any of the foregoing;

Debt: without duplication and with respect to the Company and the Subsidiaries, all (a) indebtedness for borrowed money; (b) obligations for the deferred purchase price of property or services, excluding, for the avoidance of doubt, any deferred revenue, (c) long or short-term obligations evidenced by notes, bonds, debentures or other similar instruments; (d) obligations under any interest rate, currency swap or other hedging agreement or arrangement; (e) capital lease obligations; (f) reimbursement obligations under any letter of credit, banker’s acceptance or similar credit transactions; (g) guarantees made by the Company or any Subsidiary on behalf of any third party in respect of obligations of the kind referred to in the foregoing clauses (a) through (f); and (h) any unpaid interest, prepayment penalties, premiums, costs and fees that would arise or become due as a result of the prepayment of any of the obligations referred to in the foregoing paragraphs (a) through (g), in each case (i) as at the Effective Time, (ii) as determined in accordance with Schedule 9 and (iii) as shown in the Completion Accounts;

Directors: those persons who are directors of the Company or of any Subsidiary and who are identified as such in Schedule 2 and Schedule 3;

Disclosure Letter: the letter dated the date of this Agreement from the Sellers' Representative to the Buyer making certain disclosures against the Warranties, including the Disclosure Documents (as defined therein);

Disclosed: fairly disclosed to the Buyer with sufficient detail to identify the nature and scope of the matters, facts and circumstances disclosed;

Draft Completion Accounts: has the meaning given to it in paragraph 3.1 of Part 1 of Schedule 9;

Effective Time: means immediately prior to Completion;

Employee: any person employed by the Company or any of the Subsidiaries under a contract of employment;

Encumbrance: any interest or equity of any person (including any right to acquire, option or right of pre-emption) or any mortgage, charge, pledge, lien, assignment, hypothecation, security interest, title retention or any other security agreement or

EXECUTION VERSION

arrangement or other third party right in the nature of security, or any agreement, arrangement or obligation to create any of the same;

Excess Cash: the Cash in the Company which is in excess of the Cash comprised within the Target Net Working Capital and Cash;

Existing Shareholders: those persons whose names and addresses are set out in Part 1 of Schedule 1;

Expert: has the meaning given to it in paragraph 1.1 of Part 2 of Schedule 9;

Fundamental Warranties: has the meaning given in Clause 6.6.1;

Group Company: in relation to any company, any body corporate which is from time to time a holding company of that company, a subsidiary of that company or a subsidiary of a holding company of that company;

Guaranteed Obligations: the payment of the Sellers’ Holdback Amount in accordance with, and with the deductions specified in, Clause 5.3 and any Unresolved Claim Amount which is Settled or Determined;

Hardware: any and all computer, telecommunications and network equipment used in the business of the Company or any of the Subsidiaries (including PCs, mainframes, servers, screens, terminals, keyboards, disks, printers, cabling, associated and peripheral electronic equipment);

HMRC: Her Majesty’s Revenue & Customs and, in respect of any time before the establishment of Her Majesty’s Revenue & Customs, references to HMRC shall be construed, as the context may require, to include references to respectively the Inland Revenue and Customs & Excise or either of them;

Holdback Amount: £5,000,000;

Indemnities: has the meaning given in Clause 7.1;

Intellectual Property: patents, registered designs, rights in design, copyright, database right, rights in databases, trade marks, service marks, trade or business names, domain names, logos, inventions or secret processes, formulae, know-how and all rights or forms of protection of a similar nature or effect subsisting anywhere in the world, including applications or registrations for any such right;

IT Contracts: (1) all licences granted to the Company in respect of the Software, (2) all maintenance agreements relating to the IT Systems, (3) all consultancy or professional services agreements relating to the IT Systems and IT Services, (4) all support agreements relating to the IT Systems and IT Services, (5) all lease agreements relating to the Hardware, (6) all contracts relating to the provision of connectivity for the IT Systems and IT Services, including agreements with internet service providers, and (7) any other contracts relating to the IT Systems or the IT Services, including hosting agreements, in each case to the extent entered into by the Company or any of the Subsidiaries, but excluding any contracts entered into with customers of the Company or any of the Subsidiaries;

EXECUTION VERSION

IT Services: any and all services relating to the IT Systems or to any other aspect of the Company’s data processing or data transfer requirements (including facilities management, bureau services, hardware maintenance, software development or support, consultancy, back-up and disaster recovery, source code deposit, recovery and network services);

IT Systems: the Hardware and the Software;

ITEPA 2003: Income Tax (Earnings and Pensions) Act 2003;

Majority Sellers: Nigel Shanahan, Erica Shanahan and Raving Investments Ltd;

Management Accounts: the unaudited accounts of the Company and of each of the Subsidiaries and the unaudited consolidated accounts of the Company and of the Subsidiaries for the period from 1 July 2018 to 28 August 2018 (comprising in each case a balance sheet and profit and loss account or, as the case may be, a consolidated balance sheet and consolidated profit and loss account);

Minority Sellers: those of the Sellers who are not the Majority Sellers;

Net Working Capital: the aggregate of the current assets (save those included within Cash) less the aggregate of the current liabilities (save those included within Debt) of the Company and the Subsidiaries, in each case (i) as at the Effective Time, (ii) as determined in accordance with Schedule 9 and (iii) as shown in the Completion Accounts;

Objection Notice: has the meaning given to it in paragraph 3.2 of Part 1 of Schedule 9;

Off-the-Shelf Software: all standard office application software used by the Company, including word processing, email, calendar, customer relationship management, spreadsheet and database functions;

Parties: the parties to this Agreement, and each a “Party”;

Pending Claim: has the meaning given in Clause 5.4.2;

Personal Data: has the meaning given in Article 4(1) of the GDPR;

Properties: the leasehold properties of the Company, certain details of which are given in Schedule 7;

Registered IP: all patents, trade marks, domain names, and registered designs and applications for the same owned by the Company;

Relevant Claim: has the meaning given in Clause 5.2;

Respective Proportions: has the meaning given in Clause 3.3;

Sellers’ Deal Costs Amount: has the meaning given in Clause 15.2;

Sellers’ Holdback Amount: has the meaning given in Clause 5.1;

EXECUTION VERSION

Sellers’ Representative: the representative of the Sellers, being Nigel Shanahan, whose contact details are set out in Clause 16.1.2, or if Nigel Shanahan becomes unable or unwilling to act, any other person notified to the Buyer by Raving Investments Limited (company registration number 10829619) from time to time to act as the Sellers' Representative for the purposes of this Agreement;

Sellers’ Solicitors: Gowling WLG (UK) LLP of 2 Snowhill, Birmingham B4 6WR;

Sellers’ Solicitor’s Account: the client account of the Sellers’ Solicitors, the details of which have been notified to the Buyer in writing by the Sellers' Solicitors;

Settled or Determined: means liability for a Relevant Claim which has:

(a)	been agreed between the Sellers' Representative and the Buyer as to both liability and quantum; or

(b)
been finally determined (as to both liability and quantum) by a court of competent jurisdiction from which there is no right of appeal or from whose judgement the relevant party is debarred (by passage of time or otherwise) from making an appeal; or

(c)	unconditionally withdrawn by the Buyer in writing,
and the words “Settlement” and “Determination” shall be construed accordingly;
Settlement Agreements: the settlement agreements between the Company and each of Nigel Shanahan and Erica Shanahan in the Agreed Form;

Shareholder Loan Amounts: the loans in the amount of £6,600, £13,200 and £16,500 made by the Company to each of Julie Stubbs, Mike McMaster and Alan Wallace respectively;

Shares: the shares comprising the entire issued share capital of the Company, certain details of which are given in paragraph 7 of Schedule 2 including the shares that are the subject of the Share Options;

Share Option: the Company's enterprise management incentive scheme, further details of which have been Disclosed in the Disclosure Letter, and the words “Share Options” shall be construed accordingly;

Share Option Holders: those persons whose names and addresses are set out in Part 2 of Schedule 1;

Share Options Exercise Amount: the relevant amount set against each Share Option Holders' name in column 6 in Part 2 of Schedule 1, being the aggregate exercise price payable to the Company on the exercise of the relevant Share Options held by that particular Share Option Holder;

Side Agreement: the agreement between the Company and Kenny Bain in the Agreed Form;

Software: together, the Off-the-Shelf Software, the Standard Software and the Bespoke Software and any other software used by the Company or any of the Subsidiaries;

EXECUTION VERSION

Specific Accounting Policies: has the meaning given to it in paragraph 1.1.1 of Part 1 of Schedule 9;

Standard Software: all off-the-shelf software applications used by the Company other than Off-the-Shelf Software;

Subsidiaries: the subsidiaries of the Company as at Completion, certain details of which are given in Schedule 3;

Supervisory Authority: any local, national, supranational, state, governmental or quasi-governmental agency, body, department, board, official or entity exercising regulatory or supervisory authority pursuant to any Data Protection Laws, including (without limitation) the Information Commissioner's Office in the UK;

Target Net Working Capital and Cash: £1,200,000;

Taxation and Tax: have the meaning given to them in the Tax Covenant;

Taxation Authority: has the meaning given to it in the Tax Covenant;

Tax Covenant: the provisions of Schedule 8 of this Agreement;

TCGA 1992: Taxation of Chargeable Gains Act 1992;

third party: any person other than the Parties;

Unregistered IP: Intellectual Property used by the Company excluding any Registered IP;

Unresolved Claim Amount: has the meaning given in Clause 5.4.3(b);

VATA 1994: Value Added Tax Act 1994;

Vodafone Overpayment: the overpayment of revenue by Vodafone to the Company prior to Completion;

Warranties: the warranties set out in Schedule 5 and Clauses 6.1 (in the case of the Majority Sellers), 6.2 (in the case of the Minority Sellers) and 6.3; and

Workers: any person who personally performs work for the Company or any of the Subsidiaries who is not an Employee, and who is not on business on their own account or in a client/customer relationship.

1.3	In this Agreement, unless otherwise specified:

1.3.1	any reference to any statute or statutory provision includes any subordinate legislation made under that statute or statutory provision, whether before or after the date of this Agreement;

1.3.2	any reference to any legislation (whether of the United Kingdom or elsewhere), including to any statute, statutory provision or subordinate legislation (“Legislation”):

EXECUTION VERSION

(a)	includes a reference to that Legislation as from time to time amended or re-enacted, whether before or after the date of this Agreement;

(b)	in the Warranties and Tax Covenant only, includes a reference to any past Legislation (as from time to time amended or re-enacted) which that Legislation re-enacted, except, in the case of each of Clauses 1.3.1 and 1.3.2, to the extent that any amendment or re-enactment coming into force, or Legislation made, on or after the date of this Agreement would create or increase the liability of any Party; and

1.3.3	any reference to re-enactment includes consolidation and rewriting, in each case whether with or without modification.

1.4	In this Agreement (unless the context requires otherwise):

1.4.1
references to an “associate” or a “connected person” in relation to another person are references to a person who is an associate of or connected with another within the meaning of CTA 2010 sections 448, 1122 and 1123 as applicable;

1.4.2	words suggesting a gender shall include each other gender and the neuter;

1.4.3	words in the singular shall include the plural and vice versa;

1.4.4	any reference to “holding company” or “subsidiary” means a “holding company” or “subsidiary” (as the case may be) as defined in the Companies Act 2006 section 1159 save that:

(a)
a company shall be treated, for the purposes only of the membership requirement contained in sections 1159(1)(b) and (c), as a member of another company even if its shares in that other company are registered in the name of (a) another person (or that person’s nominee), whether by way of security or in connection with the taking of security, or (b) its nominee;

(b)
in the case of a limited liability partnership which is a subsidiary of a company or another limited liability partnership, Companies Act 2006 section 1159 shall apply as if: (a) references in sections 1159(1)(a) and (c) to voting rights are to the members’ rights to vote on all or substantially all matters which are decided by a vote of the members of the limited liability partnership; and (b) the reference in section 1159(1)(b) to the right to appoint or remove a majority of its board of directors is to the right to appoint or remove members holding a majority of the voting rights;

1.4.5
any reference to a “person” includes a natural person, partnership, company, body corporate, association, organisation, government, state, foundation and trust (in each case whether or not having separate legal personality);

1.4.6	any reference to the Introduction, a Clause or Schedule is to the Introduction, a Clause or Schedule (as the case may be) of or to this Agreement;

EXECUTION VERSION

1.4.7
any reference to this Agreement or to any other document is a reference to this Agreement or that other document as amended, varied, supplemented, or novated (in each case, other than in breach of the provisions of this Agreement) at any time;

1.4.8
“directly or indirectly” means either alone or jointly with any other person and whether on his own account or in partnership with another or others or as the holder of any interest in or as officer, employee or agent of or consultant to any other person;

1.4.9
any phrase introduced by the terms “including”, “include”, “in particular” or a similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms; and

1.4.10
any reference to something being “in writing” or “written” shall include a reference to that thing being produced by any legible and non-transitory substitute for writing (including in electronic form) or partly in one manner and partly in another.

1.5	The table of contents and Clause headings in this Agreement are included for ease of reference only and do not affect the interpretation of this Agreement.

2.	SALE AND PURCHASE

2.1
Each Seller shall sell the Shares held by him with full title guarantee free from all Encumbrances and the Buyer shall purchase such Shares, with effect from and including the Completion Date to the intent that as from that date all rights and advantages accruing to such Shares, including any dividends or distributions declared or paid on such Shares after that date, shall belong to the Buyer.

2.2
Each Seller undertakes to procure the waiver of all pre-emption and similar rights over his Shares to which any person may be entitled under the articles of association of the Company or otherwise in relation to the sale and purchase of the same under this Agreement. Each Seller hereby irrevocably waives any rights of pre-emption or other restrictions on transfer in respect of the transfer of the Shares (or any of them) to the Buyer conferred under the Company's articles of association or otherwise.

2.3	The Buyer shall not be obliged to complete the purchase of any of the Shares unless the sale of all of the Shares is completed simultaneously.

3.	CONSIDERATION

3.1	The consideration (the “Consideration”) for the Shares shall be the aggregate of £50,000,000:

3.1.1	plus an amount equal to the Excess Cash;

3.1.2	less an amount equal to the Debt;

3.1.3
plus the amount by which the sum of the Net Working Capital and the Cash exceeds the Target Net Working Capital and Cash, or minus the amount by which the sum of the Net Working Capital and the Cash is less than the Target Net Working Capital and Cash.

EXECUTION VERSION

3.2
Each Share Option Holder hereby directs the Buyer to pay (as agent of such Share Option Holder) to the Company on Completion an amount equal to the Share Options Exercise Amount attributable to the exercise of that Share Option Holder's Share Options in satisfaction of each Share Option Holder's obligation to pay the exercise price for their Share Options.

3.3
The Consideration shall be divided between the Sellers in accordance with Article 6 of the Company's articles of association (as amended and in force at the date of this Agreement), as if the Consideration constituted the surplus assets of the Company remaining after payment of its liabilities available for distribution upon a return of capital (the proportions in which the Sellers are entitled to the Consideration being their “Respective Proportions”). For these purposes:

3.3.1	each of the Sellers agrees that the Consideration shall be allocated between them on the basis set out in this Clause 3.3;

3.3.2	each of the Sellers agrees that the 'A Share Entitlement' referred to in Article 6.1.2(a) of the Company's articles of association shall be nil (as opposed to an undeterminable amount); and

3.3.3
each of the Sellers agrees that the resulting allocation of the Consideration Amount (together with the Share Options Exercise Amounts) between the Sellers on the basis set out in this Clause 3.3 is shown in the relevant columns of Schedule 1.

3.4	The Completion Accounts shall be prepared and agreed or determined in accordance with the provisions of Schedule 9.

3.5	Not later than five Business Days following the date on which the Completion Accounts are agreed, deemed to be agreed or determined in accordance with Schedule 9, the following payments shall be made:

3.5.1
if the Consideration as set out in the Completion Accounts exceeds the Consideration Amount, the Buyer shall pay to the Sellers an amount equal to the excess and such payment shall be apportioned between the Sellers in their Respective Proportions in accordance with Clause 3.8; or

3.5.2
if the Consideration as set out in the Completion Accounts is less than the Consideration Amount, the Sellers shall pay to the Buyer (in their Respective Proportions for which they shall be severally liable) an amount equal to the shortfall,

(each an “Adjustment Payment”).

3.6
Any payment by the Sellers to the Buyer pursuant to Clause 3.5, shall be made by way of electronic transfer of funds (the charges of such transfer being payable by the Sellers) to such account as the Buyer may notify to the Sellers' Representative in writing.

3.7
The Consideration shall be deemed to be reduced by an amount equal to the aggregate amounts paid by the Sellers in respect of any Claims and the Indemnities and any Adjustment Payment made to the Buyer by the Sellers pursuant to Clause 3.5. Such reduction to the Consideration shall be apportioned between the Sellers pro rata to their liability in respect of such Claims, Indemnities and Adjustment Payments.

EXECUTION VERSION

3.8	Any payments made by the Buyer to the Sellers under this Agreement shall, unless otherwise directed by the relevant Seller:

3.8.1
in the case of any payments to the Existing Shareholders, be made by way of electronic transfer of funds to the Sellers’ Solicitor’s Account (the Sellers’ Solicitors being authorised to receive the same) (the charges of such transfer being payable by the Buyers), receipt of which shall be an effective discharge of the Buyer’s obligation to pay the relevant amount and the Buyer shall have no obligation as to the subsequent distribution to or allocation between the Existing Shareholders;

3.8.2
in the case of any payments to the Share Option Holders, be made by way of electronic transfer of funds to the Company's bank account (the Company being authorised to receive the same) (the charges of such transfer being payable by the Buyer). The Buyer shall procure that the Company:

(a)	holds any such amounts received from the Buyer on trust for the relevant Share Option Holders, who shall at all times be beneficially entitlement to such amounts; and

(b)
uses its reasonable endeavours to pay such amounts to the relevant Share Option Holders by way of electronic transfer of funds (with the charges of such transfer being payable by the Company) within three Business Days of receipt by the Company of the same.

The Parties acknowledge that any payments made to Share Option Holders pursuant to Clause 3.8.2 arise solely in relation to the sale of their Shares (and in no other capacity) and shall be processed separately to any payments made to the Share Option Holders through the payroll of the Company in the course of employment of any of the Share Option Holders, without deduction in respect of income tax and national insurance contributions.

4.	COMPLETION

4.1	Completion shall take place on the Completion Date when:

4.1.1	the Sellers shall deliver to the Buyer, or procure the delivery to the Buyer of, the documents and other items referred to in Schedule 4;

4.1.2
the Sellers shall procure that there shall be held a meeting of the board of directors of the Company and of each of the Subsidiaries at which there shall be duly passed the resolutions set out and contained in the board minutes of the Company and of the Subsidiaries in the Agreed Form;

4.1.3
the Buyer shall pay the Consideration Amount less the Holdback Amount, the aggregate of all of the Share Options Exercise Amounts, the Shareholder Loan Amount and the Sellers’ Deal Costs Amount to the Sellers in accordance with Clause 3.8;

4.1.4
the Buyer shall pay each of the Share Options Exercise Amounts to the Company on behalf of (and as agent for) the Share Option Holders in discharge of the Share Option Holders' obligations to the Company pursuant to the exercise of the Share Options and, for the avoidance of doubt, each Share Option Holder will be deemed to have received the amount of the

EXECUTION VERSION

relevant Share Options Exercise Amount for the purposes of calculating any proportion of the Consideration due to him;

4.1.5
the Buyer shall pay the Shareholder Loan Amount to the Company on behalf of (and as agent for) Mike McMaster, Julie Stubbs and Alan Wallace in discharge of each such Seller's indebtedness to the Company pursuant to loans advanced by the Company to each of them on 18 April 2018 and, for the avoidance of doubt, each such Seller will be deemed to have received his respective element of the Shareholder Loan Amount for the purposes of calculating any proportion of the Consideration due to him; and

4.1.6
the Buyer shall pay the Sellers’ Deal Costs Amount to the Sellers’ Solicitor’s Account (the Sellers’ Solicitors being authorised to receive the same) on behalf of (and as agent for) each of the Sellers in discharge of their obligations to contribute their relevant proportion of the Sellers’ Deal Costs Amount in accordance with Clause 15.2, and, for the avoidance of doubt, each Seller will be deemed to have received the amount of his Respective Proportion of the Sellers’ Deal Costs Amount for the purposes of calculating any proportion of the Consideration due to him.

4.2
The performance by the Sellers of their respective obligations under Clause 4.1 shall be a condition precedent to the performance by the Buyer of its obligations under Clause 4.1 to the intent that, if the Sellers or any of them shall fail or shall be unable to perform any of their obligations under Clause 4.1, the Buyer shall at its option (and without prejudice to any other remedies or rights which it may have against the Sellers or any of them in respect of such non‑performance) cease to be liable to perform its obligations under Clause 4.1.

5.	HOLDBACK

5.1
The Buyer shall withhold the Holdback Amount from the payment of Consideration Amount in accordance with Clause 4.1.3. The pro rata share of the Holdback Amount of each Seller is set out in Schedule 1 (each a “Sellers’ Holdback Amount”), and the amount of Consideration received by each Seller on Completion shall be reduced by each Sellers’ Holdback Amount.

5.2
The Buyer shall be entitled, to the extent set out in this Clause 5, to have recourse to each relevant Sellers’ Holdback Amount to obtain payment of any amount(s) due to it in respect of any Claims against such Seller or any claims under the Indemnities (“Relevant Claims”) that have been Settled or Determined.

5.3
On the first anniversary of the Completion Date (or if such date is not a Business Day, the first Business Day immediately following such date) (the “Holdback Release Date”), the Buyer shall pay each Sellers’ Holdback Amount to such Seller in accordance with Clause 3.8 after deducting:

5.3.1
the amount of all Relevant Claims Settled or Determined against such Seller (to the extent such Seller has satisfied such Settled or Determined Relevant Claims by the Buyer's recourse to the Sellers’ Holdback Amount); and

5.3.2
provided Counsel's Opinion has been provided to the Sellers' Representative in accordance with Clause 5.4, the Unresolved Claim Amount in respect of each Pending Claim against the relevant Seller, which Unresolved Claims

EXECUTION VERSION

Amount shall remain with the Buyer until such Pending Claim has been Settled or Determined and/or Clauses 5.5 or 5.6 applies.

5.4	If:

5.4.1	the Buyer has notified a Relevant Claim to the Sellers' Representative in accordance with this Agreement;

5.4.2	such Relevant Claim so notified has not been Settled or Determined prior to the Holdback Release Date (“Pending Claim”); and

5.4.3	the Buyer wishes to withhold an Unresolved Claim Amount pursuant to Clause 5.3.2, then the Buyer, at all times acting reasonably and in good faith, shall obtain and deliver to the Sellers' Representative a written opinion of counsel of not less than ten years' standing with experience relevant to the subject matter of the Pending Claim (“Counsel's Opinion”) stating that:

(a)	on the balance of probabilities and in the reasonable opinion of such counsel, the relevant Pending Claim is likely to be determined (in full or in part) in favour of the Buyer; and

(b)
such counsel's reasonable estimate as to the likely quantum of such Pending Claim (or, if such counsel's reasonable estimate of quantum is given in the range, the estimate shall be deemed to be the mid-point of that range) (“Unresolved Claim Amount”).

5.5
As each Pending Claim is Settled or Determined, the amount (to the extent such amount is greater than £0) by which the relevant Unresolved Claims Amount retained by the Buyer in respect of such Pending Claim under Clause 5.3.2 is more than the final amount of the Settled or Determined Pending Claim, shall be paid to the relevant Seller in accordance with Clause 3.8.

5.6
If the Buyer has not commenced legal proceedings in respect of a Pending Claim on the expiry of the 9 months following the Holdback Release Date, then the Buyer shall immediately pay to the Unresolved Claims Amount in respect of such Pending Claim to the Sellers in accordance with Clause 3.8. Any such payment by the Buyer under this Clause 5.6 shall be without prejudice to the rights of the Buyer to pursue the Sellers in respect of the Relevant Claim, which shall be unaffected notwithstanding the release of the relevant Sellers’ Holdback Amount.

5.7
The application of any part of the Sellers’ Holdback Amount by the Buyer in respect of any Relevant Claims which are Settled or Determined shall satisfy the liability of the Sellers in respect of such Settled or Determined Relevant Claim (to the extent of the application of such amount of the Sellers’ Holdback Amount).

5.8
The Parties acknowledge that any written opinion of counsel obtained and delivered pursuant to Clause 5.4 has been prepared for the sole purpose enabling the Buyer to withhold an Unresolved Claim Amount in accordance with Clause 5.3.2. Any such opinion shall not affect the rights of the Buyer to claim in respect of any breach of this Agreement or the relevant Seller to maintain that no liability is due.

6.	WARRANTIES

EXECUTION VERSION

6.1	The Majority Sellers warrant to the Buyer that each of the Warranties in Schedule 5 is true and accurate in all respects and is not misleading at the date of this Agreement.

6.2	Each Minority Seller warrants to the Buyer that each of the Warranties in Schedule 5 is true and accurate in all respects and is not misleading at the date of this Agreement.

6.3	Each Seller warrants to the Buyer, in respect of himself only, that each of the following warranties is true and accurate in all respects and not misleading at the date of this Agreement:

6.3.1
such Seller has full power to enter into and perform his obligations under this Agreement and all the documents in the Agreed Form to be executed by him and this Agreement constitutes, and each such Agreed Form document when executed will constitute, binding obligations of such Seller in accordance with its terms;

6.3.2
the execution and delivery of this Agreement, and any of the Agreed Form documents to be executed, by such Seller and the performance of and compliance by such Seller with its and their terms and provisions will not:

(a)	conflict with or result in a breach of, or constitute a default under, any agreement or instrument to which such Seller is a party or by which such Seller is bound;

(b)	conflict with or result in a breach of any law, regulation, order, writ, injunction or decree of any court or agency; or

6.3.3	such Seller is not party to any agreement or bound by any obligation the terms of which will prevent the Buyer from enjoying the full benefit of this Agreement; and

6.3.4	such Seller's Shares are legally and beneficially owned by such Seller free from all Encumbrances (other than as set out in the Company's articles of association).

6.4	The Warranties shall not in any respect be extinguished or affected by Completion.

6.5
The Sellers undertake to the Buyer that, in the event of any claim being made against them arising out of or relating to this Agreement, they will not make any claim against the Company or any of the Subsidiaries or against any director, officer, employee or adviser of the Company or of any of the Subsidiaries on which or on whom they may have relied before agreeing to any terms of this Agreement or authorising any statement in the Disclosure Letter, except in the event of fraud, in which case the Sellers may pursue the individual responsible for the fraud in a personal capacity (but not the Company nor any of the Subsidiaries). The Company, the Subsidiaries and any such director, officer, employee or adviser may enforce the terms of this Clause 6.5 in accordance with the Contracts (Rights of Third Parties) Act 1999, provided that, as a condition precedent thereto, any such third party shall:

6.5.1	obtain the prior written consent of the Buyer; and

6.5.2	not be entitled to assign its rights under this Clause 6.5.

6.6	The Warranties:

EXECUTION VERSION

6.6.1
save for those set out in Clause 6.3 and paragraphs 4.1 (shares) and 4.3 (share and loan capital) of Schedule 5 (“Fundamental Warranties”), are qualified by reference to those matters Disclosed in the Disclosure Letter and not otherwise;

6.6.2
are given separately and independently and, unless expressly provided to the contrary, are not limited or restricted by reference to, or inference from, the terms of any other Warranty or item of this Agreement;

6.6.3
where qualified in Schedule 5 by the knowledge, information, belief or awareness of the Sellers, unless expressly provided to the contrary, are deemed to include a statement that such knowledge, information, belief or awareness has been acquired after due and reasonable enquiries by the Majority Sellers of Kenny Bain, Amanda Morris, Phil Evans and/or Chris Allen in respect of the relevant subject matter of such Warranties, but excluding making enquiry of any third party; and

6.6.4
where the context allows, apply to each of the Subsidiaries as well as to the Company as if references to “the Company” included a corresponding reference to the Subsidiaries (and each of them severally).

6.7
None of the Warranties nor any provision in the Tax Covenant shall be, or shall be deemed to be, qualified, modified or discharged by reason of any investigation or inquiry made by or on behalf of the Buyer and no information relating to the Company or to any of the Subsidiaries of which the Buyer, its agents or advisers have knowledge (whether actual, imputed or constructive), other than (in the case of the Warranties) by reason of its being Disclosed in the Disclosure Letter in accordance with this Agreement, shall prejudice any claim which the Buyer shall be entitled to bring or shall operate to reduce any amount recoverable by the Buyer under this Agreement.

6.8
The provisions of Schedule 6 shall (where relevant) apply to limit the liability of the Sellers under the Warranties and the Tax Covenant provided that the provisions of Schedule 6 shall not apply in respect of any claim arising out (or to the extent it is increased) of any fraud or wilful and dishonest non-disclosure on the part of the relevant Seller.

7.	SPECIFIC INDEMNITIES

7.1
The Sellers irrevocably and unconditionally indemnify the Buyer immediately on demand against all direct losses, costs and liabilities (including any interest, penalties and legal costs (calculated on a full indemnity basis) and all other reasonable professional costs and expenses) suffered or incurred by the Buyer, the Company or any of the Subsidiaries arising out of or in connection with:

7.1.1	the Company and/or the Subsidiaries not holding all licences necessary for the use by them of the IBM DB2 Management System before Completion;

7.1.2	Vodafone demanding repayment of the Vodafone Overpayment,
(the “Indemnities”).

7.2
If a payment due from the Sellers to the Buyer under the Indemnities is subject to tax (whether by way of direct assessment or withholding at its source), the Buyer shall be entitled to receive from the Sellers such amounts as will ensure that the net receipt,

EXECUTION VERSION

after tax, to the Buyer in respect of the payment is the same as it would have been were the payment not subject to tax.

7.3
The provisions of Schedule 6 shall (where expressly stated to refer to the Indemnities) apply to limit the liability of the Sellers under the Indemnities, provided that the provisions of Schedule 6 shall not apply in respect of any claim arising out (or to the extent it is increased) of any fraud or wilful and dishonest non-disclosure on the part of the relevant Seller.

8.	RESTRICTIONS ON THE COVENANTORS

8.1
The provisions of this Clause 8 are made with the intention of assuring to the Buyer and each of its Group Companies following Completion the full benefit and value of the goodwill, confidential information and connections of the Company and the Subsidiaries and as a constituent part of the agreement for the sale of the Shares. Accordingly each of the Covenantors agrees that the restrictions contained in this Clause 8 are reasonable and necessary for the protection of the legitimate interests of the Buyer and that the restrictions do not work harshly on him.

8.2
Each of the Covenantors covenants with the Buyer and each of its Group Companies following the Completion Date that for the period of two years following the Completion Date, save with the prior written consent of the Buyer, he will not directly or indirectly on his own behalf or on behalf of any other person:

8.2.1
in competition with the Company or any of the Subsidiaries deal with, seek employment or engagement with, or be employed or engaged by or be a director or consultant to, work on any account of, or be in any way interested in or connected with any business which competes with any business carried on by the Company or any of the Subsidiaries at Completion in which that Covenantor has at any time during the period of 12 months ending on the Completion Date been involved for the purpose of providing services the same as or similar to those he provided to the Company or any of the Subsidiaries, provided always that this Clause shall not prevent a Covenantor from being interested as a holder or beneficial owner solely for investment purposes of less than five per cent of any securities of any person whose securities are listed or quoted on any recognised investment exchange in the United Kingdom;

8.2.2
deal with, seek employment or engagement with, be employed or engaged by, engage in business with or work on any account or business of any client of the Company or any of the Subsidiaries for the purpose of providing that client with services which are the same as or similar to any services which he was involved in providing to that client at any time in the 12 months preceding the Completion Date;

8.2.3
solicit business from any client of the Company or any of the Subsidiaries for the purpose of providing to that client services which are the same as or similar to those which he has been involved in providing to that client at any time in the 12 months preceding the Completion Date;

8.2.4	interfere with or seek to interfere with contractual or other trade relations between the Company or any of the Subsidiaries and any of its or their respective clients;

8.2.5	interfere or seek to interfere with contractual or other trade relations between the Company or any of the Subsidiaries and any of its or their respective suppliers;

8.2.6
solicit the services of, endeavour to entice away from the Company or any of the Subsidiaries or knowingly assist in, or procure, the employment by any other person of any director or senior or managerial employee or consultant of the Company or any of the Subsidiaries known personally to him (whether or not such person would commit any breach of his contract of employment or engagement by reason of leaving the service of such company);

8.2.7
save as required by applicable law or regulation, communicate or divulge to any person or make use of any Confidential Information concerning the business, finances or affairs of the Company or of any of the Subsidiaries or of any of their respective clients or suppliers;

8.2.8
for so long as it is used or registered in the name of the Company or any of its Group Companies, use or apply to register on any public register any trade, business or domain name or e-mail address used by the Company or any of the Subsidiaries during the period of two years preceding the Completion Date (including the name “Rant and Rave” (whether alone or in conjunction with other names)) or any name similar to those names or addresses or likely to be confused with them.

8.3
If any of the restrictions in Clause 8 is held to be void or ineffective for any reason but would be held to be valid and effective if part of its wording were deleted, that restriction shall apply with such deletions as may be necessary to make it valid and effective.

8.4
The restrictions contained in each sub-clause of Clause 8 shall be construed as separate and individual restrictions and shall each be capable of being severed without prejudice to the other restrictions or to the remaining provisions.

9.	RELEASE BY SELLERS

9.1
Each of the Sellers confirms on behalf of himself only that he has no claim (whether in respect of any breach of contract, compensation for loss of office or monies due to him or on any account whatsoever) outstanding against the Company or any Subsidiary or against any of the shareholders, directors, officers, employees or professional advisers of the Company or any Subsidiary and that no agreement or arrangement (including any contract of employment) is outstanding under which the Company or any Subsidiary or any of such persons has or could have any obligation of any kind to him, except:

9.1.1	as may arise under the terms of this Agreement;

9.1.2
in the case of the Majority Sellers, the lease between the Company and the Guardian Pension Trustees Limited and Nigel Robert Shanahan as Trustees of The GPC SIPP re Nigel Shanahan, brief particulars of which are set out in Schedule 7;

9.1.3	in the case of certain Sellers, the contracts of employment or service agreements of such Sellers with the Company or the Subsidiaries (as the case may be);

9.1.4
in relation to the accrual of any remuneration (of any kind, including salary, commission, bonus payments and pension contributions) to the relevant Sellers in accordance with their contracts of employment or service agreements, in each case in respect of the latest relevant remuneration period;

9.1.5
any amounts due to any of the relevant Sellers in respect of the reimbursement of expenses in accordance with the terms of their contract of employment or service agreements and the Company or Subsidiaries' expenses policy.

9.2
To the extent that any such claim or obligation exists or may exist, each of the Sellers irrevocably and unconditionally waives such claim or obligation and releases the Company and each Subsidiary and any such other persons from any liability whatsoever in respect of such claim or obligation.

9.3
The Company, the Subsidiaries and any shareholder, director, officer, employee or professional adviser of the Company or any Subsidiary may enforce the terms of Clauses 9.1 and 9.2 in accordance with the Contracts (Rights of Third Parties) Act 1999, provided always that, as a condition thereto, any such third party shall:

9.3.1	obtain the prior written consent of the Buyer; and

9.3.2	not be entitled to assign its rights under this Clause 9.

10.	MATTERS FOLLOWING COMPLETION

10.1
The Sellers shall following Completion forthwith send to the Buyer all papers, books, accounts and other records relating wholly to the Company or to the Subsidiaries, which are not required to be delivered under Schedule 4 and which are not kept at any of the Properties or which are not required by the Seller in the ordinary course of performing his duties as an employee of the Company or any of the Subsidiaries following Completion.

10.2
Each Seller, to secure the Buyer's interests under this Agreement, irrevocably, unconditionally and severally appoints the Buyer and each director of the Buyer to be that Seller's attorney pending the Buyer's registration as a member of the Company with power on that Seller's behalf to execute and deliver all deeds and documents and to do all acts and things and exercise all rights which the Buyer would be entitled to execute, deliver, do and exercise if the Buyer was registered as the holder of Shares with power to delegate this power and power to appoint a substitute attorney in addition to the Buyer and/or such directors.

10.3	Each Seller agrees that for so long as any Shares remains registered in his name he will:

10.3.1	not exercise any of his rights as a member of the Company or appoint any other person, other than the Buyer or the Buyer's nominee or pursuant to Clause 10.2, to exercise such rights;

10.3.2
hold on behalf of and pay or deliver to the Buyer any distributions or notices, documents or other communications which may be received after the date of this agreement by such Seller in that Seller's capacity as a member of the Company from the Company or any third party;

10.3.3	on request by the Buyer ratify all documents executed and acts done by the Buyer as the Seller's attorney pursuant to Clause 10.2; and

10.3.4
indemnify the Buyer against all actions, demands, proceedings and claims against it, and all liabilities, costs and expenses incurred by it as a result of anything lawfully and properly done in good faith as the Seller’s attorney, except to the extent such action, demand, proceeding or claim results from the negligence or wilful misconduct of the Buyer.

11.	TAXATION
The provisions of Schedule 8 shall have effect from Completion.

12.	GUARANTEE

12.1
The Guarantor guarantees to the Sellers the due and punctual performance, observance and discharge by the Buyer of all the Guaranteed Obligations if and when they become performable or due under this Agreement.

12.2
If the Buyer defaults in the payment when due of the Guaranteed Obligations the Guarantor shall, immediately on demand by the Sellers' Representative, pay that amount to the Sellers in the manner prescribed by this Agreement as if it were the Buyer.

12.3
The Guarantor as principal obligor and as a separate and independent obligation and liability from its obligations and liabilities under Clause 12.1 and Clause 12.2, agrees to indemnify and keep indemnified the Sellers in full and on demand from and against all and any losses, costs, claims, liabilities, damages, demands and expenses suffered or incurred by the Sellers arising out of, or in connection with, the Guaranteed Obligations not being recoverable for any reason, or the Buyer's failure to perform or discharge any of the Guaranteed Obligations.

12.4
The guarantee in this Clause 12 is and shall at all times be a continuing security and shall cover the ultimate balance of all monies payable by the Buyer to the Sellers in respect of the Guaranteed Obligations, irrespective of any intermediate payment or discharge in full or in part of the Guaranteed Obligations.

12.5	The liability of the Guarantor under the guarantee in this Clause 12 shall not be reduced, discharged or otherwise adversely affected by:

12.5.1	any act, omission, matter or thing which would have discharged or affected the liability of the Guarantor had it been a principal obligor instead of a guarantor or indemnifier; or

12.5.2	anything done or omitted by any person which, but for this provision, might operate or exonerate or discharge the Guarantor or otherwise reduce or extinguish its liability under the guarantee.

12.6
The Guarantor waives any right it may have to require the Sellers to proceed against or enforce any other right or claim for payment against any person before claiming from the Guarantor under this Clause 12.

12.7
The Guarantor shall, on a full indemnity basis, pay to the Sellers on demand the amount of all costs and expenses (including legal and out-of-pocket expenses and any value added tax on them) incurred by the Sellers in connection with:

12.7.1	the preservation, or exercise and enforcement, of any rights under or in connection with the guarantee in this Clause 12 or any attempt so to do; and

12.7.2	any discharge or release of this guarantee.

12.8
Until all amounts which may be or become payable by the Buyer under or in connection with the Guaranteed Obligations have been irrevocably paid in full, and unless the Sellers’ Representative otherwise directs in writing, the Guarantor shall not exercise any security or other rights it may have by reason of performing its obligations under this Clause 12, whether such rights arise by way of set-off, counterclaim, subrogation, indemnity or otherwise.

12.9
The guarantee in this Clause 12 shall be in addition to and independent of all other security which the Sellers may hold from time to time in respect of the discharge and performance of the Guaranteed Obligations.

13.	ANNOUNCEMENTS AND CONFIDENTIALITY

13.1
Subject to the provisions of Clause 13.2, no Party shall issue any press release or publish any circular to shareholders or any other public document or make any statement or disclosure to any person who is not a Party (including any document, statement or disclosure published, issued or made by the Sellers or Buyer or any of them to any supplier to or client of the Company or any of the Subsidiaries) in each case relating to this Agreement, its terms or the matters contained in it, without obtaining the prior written approval of the Buyer and the Sellers' Representative to its contents and the manner and extent of its presentation and publication or disclosure (such approval not to be unreasonably withheld or delayed or made subject to unreasonable conditions).

13.2	The provisions of Clause 13.1 do not apply to:

13.2.1	any announcement relating to or connected with or arising out of this Agreement required to be made by the Parties:

(a)	by virtue of the regulations of the US Securities and Exchange Commission; or

(b)	by any court or governmental or administrative authority competent to require the same; or

(c)	by any applicable law or regulation; or

13.2.2
any statement or disclosure made in good faith by any of the Sellers, the Buyer, the Company or any of the Subsidiaries after Completion in connection with any civil, criminal, regulatory or arbitration proceedings in any jurisdiction brought or threatened by or against any of them in relation to the Agreement, the documents in the Agreed Form and any other documents referred to in it or them;

13.2.3
any document, statement or disclosure published, issued or made by the Buyer, the Company or any of the Subsidiaries after Completion to any supplier to or customer of the Company or of any of the Subsidiaries to inform them of the fact that the Buyer has acquired the Shares under this Agreement;

13.2.4	any disclosure made by a Party to its professional advisers, provided that such disclosure is made under obligations of confidentiality;

13.2.5	any document, statement or disclosure made by the Buyer after Completion to any person to whom it proposes to assign its rights under this Agreement or who is otherwise contemplated by Clause 14.3;

13.2.6	any disclosure substantially in the form of the announcement in the Agreed Form, provided that the relevant Party shall, as soon as it becomes aware that any such disclosure may be required to be made, give notice in writing to the Sellers' Representative and the Buyer and shall, to the extent practicable consult with the Sellers' Representative and the Buyer on the content of any such disclosure, and take into account any reasonable requirements of the Sellers' Representative and the Buyer.

14.	ASSIGNMENT

14.1
Subject to this Clause 14, this Agreement shall be binding upon and enure for the benefit of the successors and assignees of the Parties including, in the case of individuals, their respective estates after their deaths and, subject to any succession or assignment permitted by this Agreement, any such successor or assignee of the Parties shall in its own right be able to enforce any term of this Agreement.

14.2
Subject to Clause 14.3 no Party to this Agreement nor their successors and assignees shall be entitled to assign their respective rights or obligations under this Agreement without the prior written consent of the Buyer (in the case of any of the Sellers) or the Sellers' Representative (in the case of the Buyer).

14.3
The Buyer and its assignees may at any time (i) assign, (including to any lender of the Buyer or any lender to any Group Company of the Buyer and/or any administrative or collateral agent on behalf of any such lenders as collateral security) (ii) transfer, (iii) charge or otherwise grant security over or assign by way of security, (iv) declare or create a trust or other interest over or (v) deal in any other manner with the Buyer's rights under this Agreement, provided that the liability of the Sellers as a result of any of the foregoing actions shall be no more than it would have been to the Buyer had such foregoing actions not taken place.

EXECUTION VERSION

15.	GENERAL

15.1
Each Party undertakes, for no further consideration or payment but at the cost and expense of the requesting Party, to sign all documents and to do all other acts as the requesting Party reasonably requires which may be necessary to give full effect to this Agreement.

15.2
Except as set out in this Clause 15.2, each Party shall pay the costs and expenses incurred by it in connection with the negotiation, preparation, execution and carrying into effect of this Agreement and each document referred to in it. The Sellers each agree to contribute, in their Respective Proportions, to the costs and expenses incurred on behalf of certain Sellers with Gowling WLG (UK) LLP and GP Bullhound LLP in connection with the sale of the Shares, the negotiation, preparation, execution and carrying into effect of this Agreement and each document referred to in it, together with any applicable VAT thereon, which in aggregate amount to £1,435,208 inclusive of VAT (“Sellers’ Deal Costs Amount”). Each of the Sellers hereby directs the Buyer to pay an amount equal to their Respective Proportion of the Sellers’ Deal Costs Amount to the Sellers' Solicitors Account in satisfaction of their obligation under this Clause 15.2.

15.3	This Agreement shall, as to any of its provisions remaining to be performed or capable of having or taking effect following Completion, remain in full force and effect notwithstanding Completion.

15.4	Unless expressly and specifically provided otherwise, all obligations of:

15.4.1	the Minority Sellers (howsoever referred to, including as Category A Sellers, Category B Sellers, Covenantors, Existing Shareholders, Minority Sellers or Share Option Holders) shall be several; and

15.4.2	the Majority Sellers (howsoever referred to) shall be joint and several.

15.5	The rights of each Party under this Agreement:

15.5.1	may be exercised as often as necessary (other than to enable double recovery);

15.5.2	are cumulative and not exclusive of rights or remedies provided by law; and

15.5.3	may be delayed, released or waived only in writing and specifically.

15.6	Delay in the exercise or non-exercise of any right or remedy provided by this Agreement or by law is not a waiver of that right or remedy.

15.7
A waiver of a breach of any of the terms of this Agreement or a default under this Agreement does not constitute a waiver of any other breach or default and shall not affect the other terms of this Agreement.

15.8	Any amendment of this Agreement shall not be binding on the Parties unless set out in writing, expressed to amend this Agreement and signed by authorised representatives of each of the Parties.

15.9	The provisions contained in each Clause and paragraph of this Agreement shall be enforceable independently of each of the others and their validity or enforceability shall

EXECUTION VERSION

not be affected if any of the others is invalid or unenforceable by reason of any provision of applicable law.

15.10
If any provision is invalid or unenforceable but would be valid or enforceable if some part of the provision were deleted or modified, the provision in question shall apply with such modification as may be necessary to make it valid and enforceable.

15.11
This Agreement may be executed in any number of counterparts, and by the Parties on separate counterparts, each of which, when executed and delivered, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) shall be effective as delivery of a manually executed original counterpart of this Agreement.

15.12
The Parties agree that, subject always to and save as expressly provided in the provisions of this Clause 15.12, Clause 6.5 (third party exclusion from Warranty claims), Clause 7 (restrictive covenants for the benefit of Group Companies of the Buyer), Clause 9 (release by the Sellers for the benefit of third parties), Clause 14.1 (successors to, and assignees of, the Parties) and Clause 14.3 (Buyer's assignment):

15.12.1	no term of this Agreement shall be enforceable under the Contracts (Rights of Third Parties) Act 1999 by a third party; and

15.12.2
notwithstanding that any term of this Agreement may be or become enforceable by a third party, the terms of this Agreement or any of them may be varied in any way or waived or this Agreement may be rescinded (in each case) without the consent of any such third party.

15.13
Each Seller irrevocably and unconditionally appoints the Sellers' Representative (and any replacement Sellers' Representative from time to time) as his agent to negotiate, determine, agree and settle any dispute or matter between the Sellers (or any group of them) and the Buyer arising in connection with this Agreement where this Agreement confers such responsibility on Sellers' Representative.

15.14
The Sellers' Representative shall act in good faith in accordance with what he reasonably believes to be in the best interests of the relevant Sellers (generally and not individually) when exercising any power or authority conferred on him in connection with such role.

16.	NOTICES

16.1
Any notice or other communication to be given under this Agreement to a Party shall be in writing and shall delivered personally or sent by hand, post or email to the Party to be served at its address set out below:

EXECUTION VERSION

16.1.1	to the Buyer at:
401 Congress Avenue
Suite 1850
Austin
TX 78701

Email address: kgill@uplandsoftware.com
Marked for the attention of: General Counsel
With a copy to:
Pillsbury Winthrop Shaw Pittman LLP
401 Congress Avenue, Suite 1700
Austin, TX 78701
Email address: steve.tyndall@pillsburylaw.com
Marked for the attention of: Steven M. Tyndall, P.C.

16.1.2	to the Sellers' Representative at:
Nigel Shanahan of York House, Abbey Hill, Kenilworth CV8 1LU
Email address: nigel@makegoodgrow.com
Marked for the attention of: Nigel Shanahan
With a copy to:
Gowling WLG (UK) LLP, Two Snowhill, Birmingham, B4 6WR
E-mail address: david.brennan@gowlingwlg.com
Marked for the attention of: David Brennan
or at any other address or email address or to any other addressee as it may have notified to the other Party in accordance with this Clause 16.1 in substitution for the existing address or e-mail address or addressee. Any notice or other document sent by post shall be sent by prepaid first class recorded delivery post (if within the United Kingdom) or be prepaid/signed for airmail (if elsewhere).

16.2	Any such notice shall be deemed to have been received:

16.2.1	if delivered personally, at the time of delivery;

16.2.2	in the case of first class recorded delivery, 24 hours from the date of posting;

16.2.3	in the case of airmail, five days from the date of posting; and

16.2.4	in the case of email, at the time of delivery,
provided that if deemed receipt occurs before 9 am on a Business Day the notice shall be deemed to have been received at 9 am on that day, and if deemed receipt occurs

EXECUTION VERSION

after 5 pm on a Business Day, or on a day which is not a Business Day, the notice shall be deemed to have been received at 9 am on the next Business Day. For the purpose of this Clause, “Business Day” means any day which is not a Saturday, a Sunday or a public holiday in the place at or to which the notice is left or sent.

16.3
In proving service of a notice or document it shall be sufficient to prove that delivery was made and recorded or that an email address was properly addressed and despatched and the sender did not receive notification of a failure to deliver, as the case may be.

17.	ENTIRE AGREEMENT

17.1
For the purposes of this Clause, “Pre-Contractual Statement” means any undertaking, promise, assurance, statement, representation, warranty or understanding (whether in writing or not) of any person (whether party to this Agreement or not) relating to the subject matter of this Agreement other than as expressly set out in this Agreement.

17.2
The Parties confirm that this Agreement and any document in the Agreed Form, represents the entire understanding, and constitutes the entire agreement of the Parties in relation to its subject matter and its terms and supersedes any previous agreement between the Parties relating to the subject matter or the terms of this Agreement.

17.3	Each of the Parties acknowledges and agrees that in entering into this Agreement it does not rely on any Pre-Contractual Statement.

EXECUTION VERSION

17.4
Each of the Parties acknowledges and agrees that the only remedy available to it for breach of this Agreement shall be for breach of contract and it shall have no right of action against any other Party in respect of any Pre-Contractual Statement.

17.5	This Clause 17 shall exclude liability for misrepresentation save that it shall not exclude any liability for (or remedy in respect of) fraudulent misrepresentation.

18.	GOVERNING LAW AND JURISDICTION

18.1
This Agreement and any non-contractual obligations arising out of or in connection with this Agreement (including its formation) is governed by and shall be construed in accordance with the law of England and Wales.

18.2
Each Party irrevocably agrees to submit to the exclusive jurisdiction of the courts of England over any claim, dispute or controversy (whether contractual or non-contractual) arising under or in connection with this Agreement or the legal relationships established by this Agreement (including its formation).

18.3
Each Party irrevocably consents to any process in any legal action or proceedings arising out of or in connection with this Agreement being served on it in accordance with the provisions of this Agreement relating to service of notices. Nothing contained in this Agreement shall affect the right to serve process in any other manner permitted by law.

This document has been executed and delivered as a deed on the date set out at the head of this Agreement.

SCHEDULE 5
Warranties

1.	INFORMATION
The facts set out in the Introduction and in Schedule 2 and Schedule 3 are true and accurate in all respects.

2.	THE SELLERS

2.1	The execution and delivery of this Agreement, and any of the Agreed Form documents to be executed, by the Sellers and the performance of and compliance with its terms and provisions will not:

2.1.1
conflict with or result in a breach of, or constitute a default under, any agreement or instrument to which any of them or the Company is a party or by which any of them or the Company is bound or of the articles of association of the Company;

2.1.2	cause the Company to lose the benefit of any right or privilege it presently enjoys or cause any person who normally does business with the Company not to continue to do so on the same basis or cause any officer or senior employee to leave and, so far as the Sellers are aware, the attitude or actions of customers, suppliers, employees and other persons with regard to the Company will not be prejudicially affected thereby.

2.2
No Seller nor, so far as each Seller is aware, any person connected with any Seller has any interest, direct or indirect, which is competitive with the business of the Company as carried on at the date of this Agreement.

2.3
There is not outstanding, and there has not at any time during the two years ending on the date of this Agreement been outstanding, any agreement or arrangement to which the Company is a party and in which any Seller, any person beneficially interested in the Company’s share capital, any director of the Company or any person connected with any of them is or has been interested, whether directly or indirectly.

3.	CONSEQUENCES OF SALE OF THE SHARES

3.1	The Company is not a party to any agreement or bound by any obligation the terms of which will prevent the Buyer from enjoying the full benefit of this Agreement.

3.2
There are no agreements concerning the Company or its business which are contractually entitled to be terminated or the terms of which will or may in any way be varied as a result of compliance with the terms of this Agreement or a change in the control of the Company or in the composition of the board of directors of the Company.

3.3
Neither the acquisition of the Shares by the Buyer nor compliance with the terms of this Agreement will entitle any person to receive from the Company or any Subsidiary any finder’s fee, royalty, brokerage or commission.

4.	THE SHARES AND THE COMPANY

4.1
The Shares comprise the whole of the issued share capital of the Company and there are no shares in the capital of the Company allotted but not issued. All of the Shares are, subject to the Buyer's compliance with Clause 4.1.4, fully paid or credited as fully paid.

4.2
Save only as provided in this Agreement, there are no agreements or arrangements in force which call for the present or future creation, allotment, issue, transfer, redemption or repayment of, or grant to any person the right (whether exercisable now or in the future and whether conditional or not) to call for the creation, allotment, issue, transfer, redemption or repayment of, any share or loan capital of the Company (including by way of option or under any right of conversion or pre-emption).

4.3	The Company does not have, and never has had, any subsidiaries or subsidiary undertakings apart from the Subsidiaries.

4.4	The Company is the beneficial owner of the entire issued share capital of each of the Subsidiaries, free from all Encumbrances.

4.5	The Company has no associated companies as defined in FRS9.

4.6	The Company has no branch, agency, place of business or permanent establishment outside the United Kingdom.

4.7
The latest copy of the articles of association of the Company filed with the Registrar of Companies and available for inspection on the date of this Agreement are true and complete and set out in full the rights and restrictions attaching to each class of the Company’s share capital.

4.8
The statutory books (including all registers and minute books) of the Company have been properly kept and contain a complete and accurate record of the matters which should be dealt with in them and no notice or allegation that any of them is incorrect or should be rectified has been received.

4.9
Neither the Company nor any class of its members in relation to the Company has during the period of six years ending on the date of this Agreement passed any resolution which has not been filed with the Registrar of Companies where such resolution is required to be filed as such in accordance with the Companies Legislation.

4.10
All returns, particulars, resolutions and other documents required under the Companies Legislation and all other legislation to be delivered on behalf of the Company to the Registrar of Companies or to any other authority whatsoever have been duly and properly made and delivered.

5.	INSOLVENCY

5.1
No order has been made and no resolution has been passed for the winding up of the Company or for a provisional liquidator or manager to be appointed in respect of the Company and no petition has been presented and no meeting has been convened for the purpose of considering the winding up of the Company.

5.2	No administration order has been made and no petition for such an order has been presented in respect of the Company.

5.3
No receiver, administrator or manager (which expression shall include an administrative receiver) has been appointed in respect of all or any of the assets of the Company, nor has any power of sale or power to appoint a receiver or manager under the terms of any mortgage, charge or other security in respect of all or any assets of the Company become exercisable.

5.4
No voluntary arrangement under Insolvency Act 1986 section 1 or scheme of arrangement under Companies Act 2006 Part 26 or other compromise or arrangement in respect of the Company’s creditors generally, or any class of them, has been proposed or adopted.

5.5	No moratorium under Insolvency Act 1986 section 1A has been proposed or is in force in respect of the Company.

5.6
The Company is not and has not admitted itself to be unable to pay its debts as they fall due, nor has it failed to pay its debts when due (otherwise than by reason of a bona fide dispute as to their amount or enforceability), nor is the Company otherwise liable to be found unable to pay its debts within the meaning of Insolvency Act 1986 section 123.

5.7	No statutory demand has been served on the Company which has not been paid in full or been withdrawn.

5.8
The Company has not been a party to any transaction at an undervalue as defined in Insolvency Act 1986 section 238 nor has it given or received any preference as defined in Insolvency Act 1986 section 239, in either case within the period of two years ending on the date of this Agreement, nor has the Company at any time been party to any transaction defrauding creditors as defined in Insolvency Act 1986 section 423.

5.9	No loan capital, borrowings or interest is overdue for payment by the Company and no other material obligation or indebtedness of the Company is overdue for performance or payment.

5.10
The Company has received no notice that any creditor of the Company has taken steps to enforce any debt or other sum owed by the Company, whether by legal proceedings, the exercise of a lien, power of distraint, sequestration, recovery of possession or otherwise (where such debt or sum remains unpaid).

5.11	No unsatisfied judgment is outstanding against the Company.

5.12	The Company has not suspended or ceased or threatened to suspend or cease to carry on all or a material part of its business.

5.13	No event analogous to any of the foregoing has occurred in or outside England.

6.	COMPLIANCE WITH LAWS AND REGULATION

6.1
The Company is entitled to carry on the business now carried on by it without conflict with any valid right of any person, firm or company and the Company has conducted its business in accordance with all applicable laws and regulations of the United Kingdom or any foreign country in which it has operated and there is no violation of, or default with respect to, any statute, regulation, order, decree or judgment of any Court or any governmental agency of the United Kingdom or any foreign country in which it has operated which may have an adverse effect upon the assets or business of the Company.

6.2
All necessary licences, consents, permits and authorisations (public or private) have been obtained by the Company to enable the Company to carry on its business effectively in the places and in the manner in which such business is now carried on and all such licences, consents, permits and authorisations are valid and subsisting and the Sellers know of no reason why any of them should be suspended, cancelled or revoked.

6.3
So far as the Sellers are aware none of the activities, contracts or rights of the Company is ultra vires, unauthorised, invalid or unenforceable or in breach of any contract or covenant on the part of any counterparty to such activities, contracts or rights and all documents in the enforcement of which the Company may be interested are valid and have been duly stamped.

6.4
Neither the Company, nor so far as the Sellers are aware any person for whose acts or defaults the Company may be vicariously liable, is subject to any outstanding order, decree or court stipulation or involved in any civil, criminal, administrative, regulatory or arbitration proceedings or any form of mediation or dispute resolution procedure.

6.5
No such order, decree, stipulation, proceedings or procedure as is referred to in paragraph 6.4 are pending or threatened in writing by or against the Company or any such person and, so far as the Sellers are aware, there are no facts or circumstances which are likely to lead to any such order, decree, stipulation, proceedings or procedure and no person or authority has made notified the Company that he or it might initiate such order, decree, stipulation, proceedings or procedure.

6.6	The Company has at all times conducted its business in accordance with Anti-Corruption Laws and the Anti-Terrorism and Anti-Money Laundering Laws and there is no, and has never been any:

6.6.1	violation of or default;

6.6.2	order, decree or judgment of any court or any governmental agency; or

6.6.3	so far as the Sellers are aware, enquiry, investigation, reference, notification, proceeding, report or decision,
(in each case) whether in the United Kingdom or elsewhere, with respect to any such laws, regulations or conventions in relation to the assets or business of the Company or, so far as the Sellers are aware, any of its officers, employees or agents.

7.	THE ACCOUNTS AND ACCOUNTING RECORDS

7.1	The Accounts:

7.1.1
comply with and have been prepared in accordance with the Accounting Standards and using bases, practices, methods and estimation techniques consistent with those used in the two preceding accounting periods;

7.1.2	show a true and fair view of the state of affairs of the Company (and not the Subsidiaries) as at the Accounts Date and of its profit or loss for the financial year ended on that date;

7.1.3	save as expressly disclosed in the Accounts, are not affected by any exceptional or non‑recurring items;

7.1.4
disclose all the assets and liabilities (whether ascertained, contingent or otherwise and whether or not quantified or disputed) of the Company (but not the Subsidiaries) as at the Accounts Date and make proper provision and/or reserve for all such liabilities, in each case in accordance with and to the extent required by the Accounting Standards; and

7.1.5	disclose all financial commitments in existence as at the Accounts Date, in each case in accordance with and to the extent required by the Accounting Standards.

7.2	So far as the Sellers are aware, the accounting records of the Company:

7.2.1	have at all times been fully, properly and accurately kept and completed and contain due and accurate records of all matters required by law to be entered in them; and

7.2.2	contain or reflect no material inaccuracies or discrepancies of any kind.

7.3	The Management Accounts have been properly prepared in accordance with the policies used in preparing the Accounts, applied on a consistent basis.

7.4
Having regard to the purpose for which the Management Accounts have been prepared, they are not misleading and do not materially overstate the assets or materially understate the liabilities and do not materially overstate the profits or materially understate the losses of the Company in respect of the date or period to which they relate.

8.	BUSINESS SINCE THE ACCOUNTS DATE
Since the Accounts Date:

8.1
the Company has carried on its business in the ordinary and usual course and without entering into any transaction, assuming any liability or making any payment not provided for in the Accounts which is not in the ordinary course of its business and without any interruption or alteration in the nature, scope or manner of its business;

8.2	the Company has not borrowed or raised any money or taken any financial facility, other than normal trade credit;

8.3	the Company has paid its creditors in accordance with the time periods in which it ordinarily pays such creditors;

8.4	there has been no material change in the manner or time of issue of invoices or the collection of debts;

8.5	the Company has not entered into, or agreed to enter into, any capital commitment in excess of £5,000 in value nor has it disposed of or realised any capital assets;

8.6	no share or loan capital has been allotted or issued or agreed to be allotted or issued by the Company;

8.7
no distribution of capital or income has been declared, made or paid in respect of any share capital of the Company and (excluding fluctuations in overdrawn current accounts with bankers) no loan or loan capital or preference capital of the Company has been repaid in whole or part or has become liable to be repaid;

8.8	there has been no depletion in the net assets of the Company;

8.9
the Company has not offered or agreed to offer price reductions or discounts or allowances on sales of goods or services, nor provided them or agreed to provide them at less than cost, to an extent which may materially affect the profitability of the Company; and

8.10	there has been no material deterioration in the financial position or turnover of the Company.

9.	DEBTS

9.1
The amount of all debts recorded in the Accounts or (in the case of an amount arising after the Accounts Date) the books of the Company as being due to the Company (less the amount of any specific provision or reserve for such debts made in the Accounts) is expected, so far as the Sellers are aware, to be received in full in the ordinary course of business and in any event not later than three months after the Completion Date and none of those debts is subject to any counter‑claim or set‑off.

9.2
No part of the amounts included in the Accounts or (in the case of an amount arising after the Accounts Date) in the books of the Company as due from debtors has been released on terms that any debtor pays less than the full book value of his debt or has been written off or has proved to any extent irrecoverable or is now regarded as irrecoverable.

10.	FINANCIAL ARRANGEMENTS

10.1
The Company has no borrowings, and has not agreed to create any borrowings, from its bankers or any other source and, in respect of borrowings disclosed in the Disclosure Letter, the Company has not exceeded any limitation on its borrowing contained in its articles of association or in any debenture or loan stock deed or other instrument.

10.2	There is no Encumbrance (other than a lien arising by operation of law in the ordinary course of business) over or affecting the whole or any part of the undertaking or assets of the Company.

10.3	No part of the borrowings or loan capital of the Company is dependent on the guarantee or indemnity of or security provided by any other person.

10.4	No person apart from the Company has given any guarantee of or security for any overdraft, loan or loan facility granted to the Company.

10.5	There are no debts owing by the Company, other than debts which have arisen in the ordinary course of business.

10.6
The Company is not, and has not been, engaged in any arrangements (including arrangements which would be required to be disclosed under Companies Act 2006 section 410A) which involve the raising or provision of finance and under which the Company is or might become liable to repay borrowings or other liabilities in the nature of indebtedness, in any such case where such arrangements or liabilities are not properly shown or reflected in the Accounts.

10.7
The Company is not under any obligation to pay, purchase or provide funds (whether by the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment of, indemnity against the consequences of default in the payment of, or otherwise to be responsible for, any indebtedness of any other person.

10.8	During the period of six years ending on the date of this Agreement, the Company has not applied for or received any grant or subsidy from any authority or agency.

10.9
The Company has not made any political donation to any political party or to any other political organisation or to any independent election candidate, nor has it incurred any political expenditure, in any such case either since the Accounts Date or in the year preceding the Accounts Date and it is not under any commitment to do so.

11.	TRADING ARRANGEMENTS

11.1	During the period of two years ending on the date of this Agreement:

11.1.1	no major client for or supplier of all or any of the Company's services or requirements has ceased trading with the Company;

11.1.2	no major client has significantly reduced its orders for all or any of the services of the Company;

11.1.3	there has been no fundamental change (apart from normal price changes) in the basis or terms on which any person is prepared to enter into contracts or do business with the Company, and no such cessation, reduction or change has been threatened in writing or so far as the Sellers are aware is anticipated whether as a result of Completion or otherwise. For the purposes of this paragraph 11.1:
a “major client or supplier” means any person purchasing services from the Company in excess of £50,000 in any of the three financial years prior to the Accounts Date (in the case of a client) or with whom the Company has spent in excess of £25,000 in any of the three financial years prior to the Accounts Date (in the case of a supplier), in each case converting any foreign currency at the rates used in preparing the annual accounts in any such financial years; and
“significantly reduced” means any reduction in the percentage of orders placed by such customer in a financial year by more than 20% relative to the number of orders placed by such customer in the preceding financial year.

11.2
Neither in the financial period ending on the Accounts Date nor in the period since then has any person (together with other persons connected with him) purchased from, or sold to, the Company more than ten per cent of the aggregate amount of all sales or purchases made by the Company during such period and there is no person (together with other persons connected with him) on whom the Company is substantially dependent or the cessation of business with whom would substantially affect the business of the Company.

11.3
The Company has no agreement or arrangement with any client or supplier on terms which are materially different from the Company’s standard terms of business, a copy of which is Disclosed in the Disclosure Letter.

11.4
So far as the Sellers are aware the Company has not supplied any services which are or were in any material respect faulty or defective or which do not comply with any warranties or representations expressly or impliedly made by the Company or with any applicable regulations, standards and requirements.

11.5
There is in force no power of attorney or other authority (express, implied or ostensible) given by the Company to any person to enter into any contract or commitment on its behalf other than to its employees to enter into routine trading contracts in the usual course of their duties.

11.6
The Company has not appointed any agent or distributor or granted any licences carrying the right to grant sub-licences to third parties in respect of any of its products or services in any part of the world.

12.	LIABILITIES AND COMMITMENTS

12.1	The Company is not a party to or subject to any written agreement, transaction (which is in written form), written obligation, commitment, understanding, arrangement or liability which:

12.1.1	is incapable of complete performance in accordance with its terms within 12 months after the date on which it was entered into or undertaken;

12.1.2	is likely to result in a loss to the Company on completion of performance;

12.1.3	cannot readily be fulfilled or performed by the Company on time without unusual expenditure of money and effort;

12.1.4	may be terminated or cease to be performed by any counterparty without notice or by giving three months’ notice or less;

12.1.5	involves or is likely to involve obligations, restrictions, expenditure or receipts of an unusual, onerous or exceptional nature;

12.1.6	is a forward contract relating to foreign currency;

12.1.7
involves or is likely to involve the supply of goods by or to the Company the aggregate sales value of which will represent more than five per cent. of the turnover of the Company for its last financial year;

12.1.8
requires the Company, or under which the Company is or may become liable, to make any investment (as defined in Part III of the Financial Services and Markets Act 2000 (Regulated Activities) Order 2001 (as amended from time to time)) with, or to deposit any money with, or to provide any loan or financial accommodation or credit (other than normal trade credit) to any person, or to subscribe, convert, acquire, dispose of or underwrite any investment;

12.1.9	requires the Company to pay any, finders’ fee, royalty, brokerage or commission;

12.1.10	in any way restricts the Company’s freedom to carry on the whole or any part of its business in any part of the world in such manner as it thinks fit;

12.1.11	is an agreement or arrangement otherwise than by way of bargain at arm’s length; or

12.1.12	is in any way otherwise than in the ordinary and proper course of the Company’s business, and no offer or tender or the like in respect of any of the above agreements, transactions, obligations, commitments, understandings, arrangements or liabilities is outstanding which is capable of being converted into any of the foregoing by an acceptance or other act of some other person.

12.2
Neither the Company nor so far as the Sellers are aware any other party to any agreement with the Company remaining to be performed in full or in part is in default under any such agreement nor (so far as the Sellers are aware) are there any circumstances likely to give rise to such a default and the Sellers are not aware of the invalidity of or grounds for rescission, avoidance or repudiation of any of such agreements or any allegation of such a thing, and the Company has not received written notice of any intention to terminate any of such agreements.

12.3	The Company is not a party to, nor have its profits or financial position since the Accounts Date been affected by, any agreement or arrangement which is not entirely of an arm’s length nature.

13.	INSURANCES

13.1	Complete copies of all insurance policies held by the Company are Disclosed in the Disclosure Letter.

13.2
The Company has paid all premiums due and has not done or omitted to do anything the doing or omission of which would make any such policy of insurance void or voidable or so far as the Sellers are aware would or might result in an increase in the rate of premiums payable under any such policy and the Company has neither received notice of any increase in premium or of change in the terms of cover under any of such policies nor of the withdrawal (in whole or in part) of cover in respect of any of such policies.

13.3	Where any of the Properties which are leasehold are insured by the landlord under the relevant lease, the interest of the Company is noted on the insurance policy.

13.4	No claim is outstanding under any of the policies held by the Company and so far as the Sellers are aware no fact or circumstance exists which might give rise to a claim under any of those policies.

14.	ASSETS

14.1	All the assets included in the Accounts or acquired after the Accounts Date as well as all the assets used in the Company’s business:

14.1.1	are legally and beneficially owned by the Company free from any mortgage, charge, lien or other encumbrance;

14.1.2	are not held subject to any agreement for lease, hire, hire purchase or sale on conditional or deferred terms; and

14.1.3	are in the possession or under the control of the Company,
except for trading stock sold by the Company in the ordinary course of its day to day business or for trading stock acquired subject to retention or reservation of title by the supplier or manufacturer of such trading stock as disclosed in the Disclosure Letter.

14.2
In respect of any of the items referred to in paragraph 14.1 which are held under any agreement for lease, hire, hire purchase or sale on conditional or deferred terms, there has been no default by the Company in the performance or observance of any of the provisions of such agreements.

15.	DATA PROTECTION

15.1	The Company and the Subsidiaries have at all times complied with the Data Protection Laws in all material respects.

15.2	The Company and the Subsidiaries have:

15.2.1	introduced and applied data protection policies and procedures concerning the collection, use, storage, retention, deletion and security of Personal Data,

and implemented regular staff training, use testing, audits or other documented mechanisms to monitor compliance with such policies and procedures;

15.2.2	maintained records of processing activities as required by the Data Protection Laws, including (without limitation) Article 30 of the GDPR;

15.2.3	appointed a data protection officer if required to do so under the Data Protection Laws, and details of such appointment are set out in the Disclosure Letter;

15.2.4	maintained records of all data protection impact assessments as and to the extent required by the Data Protection Laws;

15.2.5	issued privacy notices to data subjects which comply with all applicable requirements of the Data Protection Laws;

15.2.6	introduced and maintained consent mechanisms where cookies and other online tracking devices are used by or on behalf of the Company or the Subsidiaries as required by the Data Protection Laws;

15.2.7
so far as the Sellers are aware implemented appropriate technical and organisational measures to protect against the unauthorised or unlawful processing of, or accidental loss or damage to, any Personal Data processed by the Company or the Subsidiaries, and ensure a level of security appropriate to the risk represented by the processing and the nature of the Personal Data to be protected; and

15.2.8	put in place a data breach response plan, details of which are set out in the Disclosure Letter.

15.3	The Company and the Subsidiaries have conducted electronic marketing in accordance with the Data Protection Laws.

15.4	The Company has:

15.4.1	undertaken due diligence on any third parties it has, or any of the Subsidiaries have, appointed to process Personal Data (“Processors”) in accordance with the Data Protection Laws;

15.4.2
an agreement in place with each Processor which incorporates the terms stipulated by Article 28 of the GDPR, and complies with all other applicable requirements of the Data Protection Laws, or is in the course of negotiating such an agreement.

15.5	Neither the Company nor any of the Subsidiaries have disclosed or transferred any Personal Data outside the European Economic Area other than in accordance with the Data Protection Laws.

15.6
The Company and the Subsidiaries have complied with Data Protection Laws in respect of data subject requests that have been received by the Company and the Subsidiaries from data subjects, including any requests for access to their Personal Data, the cessation of specified processing activities or the rectification or erasure of their Personal Data. During the period of three (3) years prior to and including the Completion Date, no written claims or complaints been submitted to the Company or any Subsidiary in respect of the processing of Personal Data under any Data Protection Laws, and so far as the Sellers are aware no fact or circumstance exists which might give rise to any such claim or complaint.

15.7
Neither the Company nor any of the Subsidiaries have received any written notice, request, correspondence or communication from any Supervisory Authority, or have been subject to any enforcement action (including any fines or other sanction), in each case for breach or alleged breach of the Data Protection Laws.

15.8
Neither the Company, the Subsidiaries nor any of the Processors have suffered any breach of security leading to the accidental or unlawful destruction, loss, alteration, unauthorised disclosure of, or access to any Personal Data and neither the Company nor any of the Subsidiaries has been subject to any regulatory audits by any Supervisory Authority.

15.9
The Company and the Subsidiaries have implemented backup and disaster recovery technology details of which have been Disclosed. The Company and the Subsidiaries have policies and procedures in place designed to ensure the integrity and security of the IT Systems and Personal Data and comply in all material respects with such policies and procedures.

15.10
The Company and the Subsidiaries have duly complied with all applicable notification or registration obligations and paid the appropriate level of fees or charges in respect of their processing activities, in each case as required by the Data Protection Laws.

16.	IT SYSTEMS

16.1	So far as the Sellers are aware, all Hardware is either owned by the Company free of all encumbrances, liens, charges and other third party rights or is properly leased or licensed to the Company.

16.2
The Company has access to and use of the IT Systems as necessary to operate its business and the Sellers have no reason to expect that it will not continue to have such access in respect of IT Systems that are material to its business over the next 12 months from Completion. The Sellers are not aware that maintenance for any material part of the IT Systems will cease to be provided during the next 12 months.

16.3
So far as the Sellers are aware, the Company is and has at all times in times the past been properly licensed to use all Off-the-Shelf Software used in its business and which is material to the operation of such business.

16.4	Copies of all IT Contracts necessary for the Company to use the Standard Software that is material to the operation of the business of the Company are Disclosed in the Disclosure Letter.

16.5
Appropriate escrow arrangements are in place to ensure that in the event of the insolvency of the owner of any Standard Software that is material to operation of the business of the Company will (i) be able to obtain access to the source code to such Standard Software and (ii) be permitted to maintain or procure a third party to maintain such Standard Software.

16.6	So far as the Sellers are aware, the Bespoke Software incorporated in any software product of the Company (other than any product which is end of life):

16.6.1	was developed exclusively by employees of the Company within the course of their employment; or

16.6.2
to the extent not so developed, has been transferred (including the Intellectual Property in it) absolutely to the Company or licensed to it on terms which allow the commercialisation of such software product in accordance with the Company's business model.

16.7	The Company has in its possession and control the source code for all the Bespoke Software incorporated in any software product of the Company (other than any such product which is end of life).

16.8
The Bespoke Software incorporated in any software product of the Company (other than any such product which is end of life) does not include and was not based upon any “open source” software which had been made available on terms which require its disclosure to any third party.

16.9
The Hardware and the Software have appropriate and adequate capability and capacity for the processing, communications and other functions required to enable the Company to carry on its business in the manner and in the places in which that business is now carried on as at Completion.

16.10
So far as the Sellers are aware, the Hardware and the Software that is material to the business of the Company is in good working order, and has been regularly and properly maintained and supported. No part of the IT Systems that is material to the operation of the business of the Company:

16.10.1	has materially failed to function at any time in the 18 months prior to the Completion Date; or

16.10.2	has been subject to any material security breach in the period of three years up to and including Completion.

16.11
The IT Services are appropriate and adequate to support the business of the Company, and details of the IT Services that are material to the operation of the business of the Company are disclosed in the Disclosure Letter.

16.12	Each of the IT Contracts that is material to the operation of the business of the Company is:

16.12.1	so far as the Sellers are aware, valid and binding;

16.12.2	neither the subject of a notice of an intention to terminate it; and

16.12.3
so far as the Sellers are aware, not the subject of any breach or default and (so far as the Sellers are aware) nor are there any grounds (including the events contemplated by this Agreement) for termination, rescission, avoidance or repudiation of it.

16.13
All data stored on the IT Systems that is material to the operation of the business of the Company and in respect of which backup procedures are a reasonable measure, has been regularly archived in properly stored, catalogued and secure form, to which the Company has access.

16.14
The Company operates a documented procedure, a copy of which is Disclosed in the Disclosure Letter, to avoid virus infections or other extraneously and maliciously induced malfunctions and unauthorised access which is appropriate to a business of its nature and size.

16.15	The IT Contracts relating to the material outsourcing arrangements of the Company as at Completion have been Disclosed.

17.	INTELLECTUAL PROPERTY

17.1	In respect of the Registered IP:

17.1.1
the Registered IP is owned absolutely in the name of the Company free of all liens, charges, encumbrances and licences, and the Company is not obliged to grant any liens, charges, encumbrances or licences in respect of it other than pursuant to business as usual licensing of the Company's software products;

17.1.2	all documents necessary to establish the Company’s title to the Registered IP are in its possession and have been duly stamped, where applicable;

17.1.3
the Sellers have no written notice of any oppositions made or applications refused in relation to the Registered IP and so far as the Sellers are aware, there are no grounds to believe any such applications will be opposed or refused; and

17.1.4	all payments due and all registration and renewal formalities relating to the Registered IP are up-to-date, complete and correct.

17.2	In respect of the Unregistered IP:

17.2.1	so far as the Sellers are aware, the Unregistered IP is owned by or licensed to the Company; and

17.2.2
the Sellers have provided the Buyer with true copies of all licences and other arrangements pursuant to which Unregistered IP that is material to the operation of the business of the Company is licensed to the Company. So far as the Sellers are aware, no party to any such licence or arrangement is or has been in breach of it.

17.3	The Company IP Rights that are material to the operation of the business of the Company:

17.3.1	are not subject to conditions as to use save as set out in licences disclosed pursuant to paragraph 17.2.2;

17.3.2	are not the subject of any rights held by any employee, consultant or any other member of staff;

17.3.3	to the extent that they comprise rights in respect of patents:

(a)	have been protected insofar as all goods which are protected by any such patent are (or their packaging is) marked to show the patent numbers concerned; and

(b)	have not been exploited in such a way that an order may be made under the Patents Act 1977 section 49;

17.3.4	to the extent that they relate to inventions capable of protection by the grant of a patent, have not been disclosed in such a way as to prejudice the grant of a patent.

17.4
The Sellers have provided the Buyer with representative copies of all categories of licence pursuant to which the software products of the Company are licensed by the Company to customers and end users as at the date of Completion. So far as the Sellers are aware, no party to any such licence or arrangement is or has been in breach of it.

17.5	So far as the Sellers are aware, the Company IP Rights which were developed specifically for use by the Company (other than in respect of any Bespoke Software):

17.5.1	have been developed exclusively by employees of the Company within the course of their employment; or

17.5.2
to the extent not so developed, have been transferred absolutely to the Company or licensed to it (in each case in writing), and any moral rights capable of being exercised in relation to them have been waived, on terms which allow the commercialisation of such Company IP Rights in accordance with the Company's business model.

17.6
So far as the Sellers are aware, the Company and the conduct of the Company’s business as conducted at Completion, does not infringe, has not in the three years preceding Completion infringed the rights of any third party in relation to any Intellectual Property.

17.7	So far as the Sellers are aware, no third party has outstanding any issued claim against the Company based on such third party’s Intellectual Property

17.8	So far as the Sellers are aware, the Company IP Rights are not being and have not been infringed by any third party.

17.9	The Company has, so far as the Sellers are aware, not in the three years preceding Completion infringed and is not infringing any obligations of confidence which it owes to any third party.

18.	PROPERTIES

18.1
The Properties comprise the only freehold, commonhold, leasehold, licensed or other real estate property in any part of the world in which the Company has any estate, interest or right or which are otherwise occupied or used by the Company.

18.2	The particulars of each of the Properties set out in Schedule 7 are true and accurate in all respects.

18.3	The Company is in physical possession and actual occupation of the whole of each of the Properties on an exclusive basis for the purpose of the business of the Company.

18.4	The Company is solely entitled at law and in equity to the Properties and has good and valid title to them.

18.5	All necessary registrations in respect of the Properties and associated rights have been made.

18.6
The Company has in its physical possession free from any lien all of the deeds and documents necessary to prove the title of the Company to the Properties and the title deeds and documents are complete originals and where necessary and as appropriate are either (a) duly stamped or (b) are accompanied by a certificate from HMRC evidencing due submission of a land transaction return for the purposes of stamp duty land tax.

18.7
The Properties are not subject to or affected by any mortgage or charge (whether legal or equitable, fixed or floating), debenture, lien, pledge, security interest or other encumbrance including without limitation any which secure the payment of money or relate to any obligation or liability of any third party.

18.8	The Company has received no written notice of any dispute, claim, complaint or demand of any kind in relation to the Properties.

18.9
The Company has received no written notice in relation to any breaches of statutes, orders or regulations affecting the Properties and their use nor in relation to any outstanding requirements or recommendations of any competent authority.

18.10	The Properties are in a good state of repair and condition and will not require substantial expenditure in the foreseeable future.

18.11
In relation to the Properties which are leasehold, the Company has paid all sums due and has observed and performed the covenants and obligations on the part of the tenant and the conditions continued in the leases and the obligations contained in any licence or other document supplemental to or granted under any of the leases (none of which are onerous or unusual).

19.	DIRECTORS, EMPLOYEES AND WORKERS

19.1
The names of the Directors shown in paragraph 5 of Schedule 2 and in paragraph 5 of each part of Schedule 3 are true and complete and no person who is not named as a director in that paragraph is or is held out as a director or shadow director of the Company or the relevant Subsidiary (as the case may be).

19.2
Copies of all the terms of appointment or employment for each Director of the Company and of any Subsidiary (including any amendments to them) are Disclosed in the Disclosure Letter, and each such appointment is compliant with Section 188 Companies Act 2006.

19.3
The Disclosure Letter sets out (i) the names of all of the Employees and Workers of the Company and any Subsidiary and (ii) the principal terms of the employment or engagement for each such person, including:

19.3.1	the name of the company which employs or engages them;

19.3.2
their current remuneration (consisting of any entitlement to salary, fees, benefits, commission, bonus, allowances, premiums, performance-related pay, benefits in kind, or anything similar, whether contractual or discretionary, and whether provided for the benefit of the Employer or Worker or for the benefit of their dependants);

19.3.3	their job title and employment status;

19.3.4	the date of commencement of their employment or engagement and the date upon which their continuous employment commenced;

19.3.5	the length of notice required to terminate their employment or engagement, or, where the employment or engagement is for a fixed term, the date upon which the fixed term is to expire;

19.3.6	their date of birth;

19.3.7	any bespoke working arrangements, including details of any part-time or short-time working;

19.3.8	the governing law of the contract of employment or engagement.

19.4	There is Disclosed in the Disclosure Letter are copies of:

19.4.1	the current contracts of employment or engagement for each employee;

19.4.2	the standard written terms of employment for employees employed by the Company or any Subsidiary;

19.4.3	the terms of engagement applicable to each Worker;

19.4.4	all handbooks and policies, and any other documents which relate to the terms and conditions of employment or engagement of any of the Employees or Workers; and

19.4.5
all agreements or arrangements with any trade union, employees representative or body of employees or their representatives whether binding or not, and details of any such unwritten agreements or arrangements which may affect any Employee or Worker.

19.5	All Employees are employed on the applicable standard written terms of employment for employees Disclosed in the Disclosure Letter.

19.6
Since the Accounts Date, no change has been made, offered or proposed by the Company or any Subsidiary to any of the material terms (including the remuneration, other emoluments or pension provision) of the appointment, employment or engagement of any Director, Employee, or Worker. Neither the Company nor any Subsidiary has made any offer to change the terms of appointment, employment or engagement which is still outstanding or has not yet been accepted by the Director, Employee or Worker in question.

19.7
Neither the Company nor any Subsidiary has appointed, employed or engaged, nor made an offer to appoint, employ or engage any director, employee or worker or any other person to provide services to the Company or any Subsidiary where that offer has not yet been accepted, or where it has been accepted but the appointment, employment or engagement has not yet started.

19.8
No Director, Employee or Worker has given or received notice terminating his or her appointment, employment or engagement. No such notice of termination is pending, outstanding or has been threatened by the Company or any Subsidiary and, as far as the Sellers are aware, no such notice of termination from any Director, Employee or Worker is pending, outstanding or threatened.

19.9
All contracts between the Company or a Subsidiary and any Director, Employee or Worker are terminable on not more than three months’ prior notice without compensation (other than statutory compensation or in respect of accrued salary and other emoluments).

19.10
There is not in force at the date of this Agreement any agreement to which the Company or any Subsidiary is party which provides that a change of control of the Company or the acquisition of the Company by the Buyer pursuant to the terms of this Agreement shall entitle any Director, Employee or Worker to any payment or benefit whatsoever or to terminate their employment or engagement with the Company or the relevant Subsidiary.

19.11
Neither the Company nor any Subsidiary has made or agreed to make a payment or provided or agreed to provide a benefit to a Director or former Director, Employee or former Employee, Worker or former Worker or to any of their dependants in connection with the actual or proposed termination of employment or engagement or the variation of any of the terms of the contract of employment or engagement.

19.12
No amounts due to or in respect of any of the Directors, former Directors, Employees, former Employees, Workers or former Workers are in arrears or unpaid save for salary and benefits accruing in the current salary period in which this Agreement is entered into.

19.13
In the two years preceding the date of this Agreement, in respect of each of the Employees, former Employees, Workers and former Workers all holiday pay for periods of holiday taken under regulation 13 of the Working Time Regulations 1998 has been calculated and paid in accordance with the Working Time Directive (2003/88/EC).

19.14
Neither the Company nor any Subsidiary is a party to, bound by, or proposing to introduce for the benefit of any Director, former Director, Employee, former Employee, Worker or former Worker or any of their associates or nominees, any incentive arrangement (including, without limitation, any share option or share award plan, commission, profit sharing or bonus scheme).

19.15
Full details of the bonus scheme currently operated by the Company are Disclosed in the Disclosure Letter and there are no other incentive schemes or arrangements (including, without limitation, any share option or share award plan, commission, profit sharing, or bonus scheme) established by any Group Company, any shareholder of the Company or any other person in which any Director, Employee or Worker (or former Director, Employee or Worker) or any of their associates or nominees participates or has participated.

19.16
Material details of all Employees and Workers who are absent from work for any reason (other than on paid annual holiday) and who are likely to be or have been absent for more than three consecutive weeks are disclosed in the Disclosure Letter, such details to include the reason for their absence and their likely return date, if known.

19.17
No dispute is outstanding or threatened in writing between the Company or any Subsidiary and any Director, Employee or Worker, any representative of any such person, or any former Director, Employee or Worker, nor are there, as far as the Sellers are aware, pending disputes nor any circumstances or grounds which may give rise to such a dispute.

19.18
There is no outstanding claim against the Company or any Subsidiary by any person who is a current or former Director, Employee or Worker and neither the Company nor any Subsidiary has incurred any actual liability which remains outstanding in connection with any termination of employment or engagement of any of its current or former Employees or current or former Workers, (including redundancy payments) or for a failure to comply with any order for the reinstatement or re-engagement of any Employee or former Employee.

19.19
No Employee or former Employee is currently, or has been within the period of six months before the date of this Agreement, subject to any disciplinary or capability process nor has any Employee or former Employee raised any grievance in relation to their employment.

19.20	No Employee is subject to a current or live disciplinary or capability sanction.

19.21
Every Director, Employee and Worker who requires permission to work in the United Kingdom has the necessary and appropriate current permission, a copy of which is Disclosed in the Disclosure Letter. The Company and any Subsidiary have carried out the specified checks on employees’ original documents which would enable it or them to establish a statutory defence under the Immigration, Asylum and Nationality Act 2006.

19.22	The Company is not a party to any agreement, arrangement or negotiations with, or commitment to, any trade union, works council or staff association.

19.23
No request has been received by the Company or any Subsidiary and nor, to the best of the Sellers’ knowledge, information and belief, does any trade union, works council, staff association or group of employees propose submitting any such request:

19.23.1	pursuant to Part I of Schedule A1 to the Trade Union and Labour Relations (Consolidation) Act 1992 for recognition of any trade union;

19.23.2	pursuant to Regulation 7 of the Information and Consultation of Employees Regulations 2004 to negotiate an agreement in respect of information or consultation;

19.23.3
pursuant to Regulation 9 of the Transnational Information and Consultation of Employees Regulations 1999 to negotiate an agreement for a European Works Council or an information and consultation procedure; or

19.23.4	otherwise in relation to the possibility of establishing the representation of employees or workers.

19.24
During the 12 months preceding the date of this Agreement, there has been no trade dispute, nor any industrial action by or in relation to the Employees or former Employees or any of them and, so far as the Sellers are aware, no industrial action is being or has been threatened, and no ballot for such action has been approved or arranged.

19.25	In the 24 months preceding the date of this Agreement, neither the Company nor any Subsidiary has:

19.25.1
given notice of redundancies to the relevant Secretary of State or started consultations with a trade union under Chapter II of Part IV of the Trade Union and Labour Relations (Consolidation) Act 1992 or failed to comply with its obligations under Chapter II of Part IV of that Act; or

19.25.2	been a party to a relevant transfer (as defined in the Transfer of Undertakings (Protection of Employment) Regulations 2006).

19.26
Neither the Company nor any Subsidiary has made or proposed any variations to the terms and conditions of employment or engagement of any Employee or Worker (or former Employee or former Worker) as a result of or connected with a relevant transfer (as defined in the Transfer of Undertakings (Protection of Employment) Regulations 2006.

19.27	Neither the Company nor any Subsidiary operates and has not operated, any custom, policy, practice or arrangement (whether contractual or non-contractual) pursuant to which:

19.27.1
employees who are redundant (within the meaning of section 139 of the Employment Rights Act 1996 and/or section 195 of the Trade Union and Labour Relations (Consolidation) Act 1992) are entitled to payments which are in excess of those required to be paid under Part XI of the Employment Rights Act 1996; or

19.27.2	there is a process to be followed by the Company or any Subsidiary in effecting any redundancy dismissals.

19.28
No subject access requests made to the Company or any Subsidiary pursuant to GDPR or Data Protection Act 1998 by any Employer or Worker, or any former Employee or Worker are outstanding and the Company and the relevant Subsidiary have complied with the provisions of the GDPR and the Data Protection Act 1998 in respect of all personal data held or processed by them relating to their Employees and Workers and former Employees and Workers.

19.29	There are no loans to any Director, Employee or Worker, or former Director, Employee or Worker, made or arranged by the Company or any Subsidiary.

19.30	Neither the Company nor any Subsidiary has entered into any secondment arrangement in respect of any Employee or Worker.

19.31
The Company and each Subsidiary has, in relation to each Director, Employee and Worker and to the best of the Sellers’ knowledge, information and belief, to each of its former Directors, Employees and Workers who was a Director, Employee or Worker at any time during the three month period immediately prior to the date of this Agreement:

19.31.1
complied with and performed all obligations and duties which are required to be performed (and settled all outstanding claims) whether or not legally binding and whether arising under contract, statute, treaty, directive, regulations, order, code of practice, collective agreement, custom and practice, at common law, in equity or otherwise;

19.31.2	complied with all recommendations made by the Advisory Conciliation and Arbitration Service and with all awards and declarations made by the Central Arbitration Committee; and

19.31.3	maintained current, adequate and suitable records..

20.	PENSIONS

20.1	The following words and expressions where used in this paragraph 20 shall have the meanings given to them below:
“Death in Service Benefit” means the Legal & General Death in Service benefit;
“Relevant Benefits” has the meaning given to it in section 393B(1) of the Income Tax (earnings and Pensions) Act 2003, with the omission of the exclusions set out in sections 393B(2) and 393B(3) of that Act; and
“Scheme” means the Rapide Communication Ltd Pension Plan.

20.2
Apart from under the Scheme and Death in Service Benefit, no obligation, agreement, arrangement or understanding (whether actual or contingent, contractual, under trust or otherwise) exists for the provision of Relevant Benefits for or in respect of any Director or Employee in connection with which the Company or any of the Subsidiaries is, or may become, liable to make any contribution or payment.

20.3	Material details of the Company's obligations and liabilities in relation to the Scheme and Death in Service Benefit have been Disclosed in the Disclosure Letter.

20.4	All benefits payable, or prospectively or contingently payable, under the Scheme are “money purchase benefits” within the meaning of section 181(1) of the Pension Schemes Act 1993.

20.5	The Company has complied with its obligations under the Pensions Act 2008.

20.6
No Employee, and no former employee or officer of the Company, has any right to Relevant Benefits arising as a result of a transfer of their employment to a Group Company under either the Transfer of Undertakings (Protection of Employment) Regulations 1981 (as amended) or the Transfer of Undertakings (Protection of Employment) Regulations 2006.

21.	TAXATION

21.1	Compliance

21.1.1	Returns
The Company has duly and properly submitted all computations and returns (including all land transaction returns), supplied all information, made all statements and disclosures and given all notices to any relevant Tax Authority as required by law to be made for the purposes of Tax within any applicable time limits. All such returns, information, statements, disclosures and notices were made on a proper basis and were when submitted and remain at the date of this Agreement materially complete, correct and accurate in all respects. So far as the Sellers are aware, none of these computations and returns is likely to be the subject of any dispute with any Tax Authority.

21.1.2	Payment

The Company has duly and punctually paid all Tax for which it has become liable to pay or account for the due date for payment of which has passed and the Company is not liable, nor has it within six years prior to the date of this Agreement been liable to make a payment under an accelerated payment notice or partner payment notice or to pay any penalty, interest, fine, surcharge or other payment in connection with any Tax.

21.1.3	Disputes
The Company is not, nor has in the last six years been, involved in any dispute with any Tax Authority and is not, nor has in the last six years been, the subject of any investigation, non-routine audit, enquiry, notice, discovery, determination, assessment, visit or access order by any Tax Authority and, so far as the Sellers are aware, there are no facts or circumstances which make it likely that the Company will, in the foreseeable future, be the subject of any such investigation, non-routine audit, enquiry, notice, discovery determination, assessment, visit or access order.

21.1.4	Records
The Company has maintained and has in its possession or under its control all records and documentation which are required by law to be maintained for the purposes of Tax.

21.1.5	Claims and elections
The Company has duly submitted all claims, disclaimers, elections, surrenders and applications which have been assumed to have been made for the purposes of the Accounts and all such claims, disclaimers, elections, surrenders and applications were and remain valid.

21.1.6	Clearances
No transaction, scheme or arrangement has been undertaken by the Company in respect of which any consent or clearance from any relevant Tax Authority was required without such consent or clearance being validly obtained on the basis of full and accurate disclosure of all material facts relating to the transaction, scheme or arrangement. Any transaction, scheme or arrangement in respect of which a clearance or consent has been obtained was implemented strictly in accordance with the terms of such clearance or consent and none of the clearances or consents have been withdrawn, nullified or rendered void.

21.1.7	Special arrangements
The Company’s liability to Tax during any accounting period (including the accounting period current at Completion) has not depended on any concession, agreement or other formal or informal arrangement (being concessions, agreements or arrangements which are not based on any relevant legislation, published extra-statutory concessions, statements of practice or convention) operated by or agreed with any Tax Authority in relation to the Tax affairs of the Company.

21.1.8	Tax arising as a result of this agreement
The Company will not become liable to any Tax or lose any Relief or allowances otherwise available to it in consequence of Completion, entering into this Agreement or any other thing done pursuant to its terms.

21.1.9	Instalment payments
The Company is not required under the Corporation Tax (Instalment Payments) Regulations 1998, SI 1998/3175 to pay corporation tax by instalments.

21.1.10	Withholdings
The Company has duly and punctually complied with its obligations to deduct, withhold or retain all amounts of or on account of Tax at source from any payments made or deemed to have been made by it and has duly paid or accounted for such amounts as should have been made to any relevant Tax Authority in respect of such deductions or retentions and the Company has complied with all its reporting obligations to any relevant Tax Authority in connection with any such payments made or deemed to have been made.

21.1.11	Accounts
Full provision or reserve (as appropriate) has been made in the Accounts in accordance with generally accepted accounting principles in respect of any period ended on or before the Accounts Date for any liability to Tax (whether actual, deferred, contingent or disputed) assessed or liable to be assessed on the Company or for which it is accountable at the Accounts Date whether or not the Company has or may have any right or reimbursement against any other person including Tax in respect of income, profits or gains held, earned, accrued or received by or to any person on or before the Accounts Date or by reference to any event occurring, act done, or circumstances existing on or before the Accounts Date.

21.2	Position since the Accounts Date

21.2.1	Since the Accounts Date:

(a)	the Company has not been involved in any transaction other than on arm’s length terms;

(b)
no Event has occurred which has given or may give rise to a liability to Tax or which would have given or might give rise to such a liability but for the availability of any Relief other than a liability to Tax arising from the ordinary course of its business as carried on at the Accounts Date;

(c)
the Company has not made any payments of a revenue nature in excess in aggregate of £5,000 (or incurred any liability to make any such payment) which has not been and will or may not be allowable in full for corporation tax purposes or which could be disallowed as a deduction or set-off in computing the taxable profits of the Company or as a charge on the Company’s income;

(d)
the Company has not declared or paid any dividend or made any other distribution or deemed distribution for Tax purposes except as provided for in the Accounts and nor is the Company required to make any such distribution;

(e)	no accounting period (as defined in CTA 2009, Pt 2, Ch 2) of the Company has ended;

(f)	the Company has not ceased to be a member of a group for tax purposes; and

(g)	the Company has not been a party to any transaction whereby the Company was or is or could become liable to stamp duty reserve tax.

21.3	Corporation tax

21.3.1	Transfer pricing
All transactions entered into by the Company have been entered into on an arm’s length basis and consideration (if any) charged or received or paid by the Company on all transactions entered into by it has been equal to the consideration which would have been expected to be charged, received or paid between independent persons dealing at arm’s length. No notice has been issued or enquiry initiated by any relevant Tax Authority in connection with any transactions entered into by the Company and the Company has retained all records, contemporaneous documents and other evidence which are sufficient to satisfy any requirement to the extent required by law that any transaction to which it was a party was entered into on arm’s length terms or which relate to its transfer pricing arrangements and are required to be retained by any relevant law.

21.3.2	Loan relationships
The Company is not party to any loan relationship as defined in CTA 2009, Part 5 which may give rise to debits or credits other than those in respect of which the interest is taxable or deductible on an amortised cost basis.

21.3.3	Derivative contracts
The Company is not party to any derivative contract as defined in CTA 2009, Part 7 which may give rise to debits or credits other than those in respect of which the interest is taxable or deductible on an amortised cost basis.

21.3.4	Patent box
The Company does not hold, and has not held, any right to which CTA 2010, Pt 8A applies (including an exclusive licence within the meaning of CTA 2010 Section 357BA).

21.3.5	Capital allowances
All necessary conditions for all capital allowances claimed by the Company were at all times satisfied and remain satisfied.

21.4	Secondary liabilities

21.4.1	Secondary liability

(a)
No transaction, act, omission or event has occurred in consequence of which the Company is or may be held liable for any Tax or deprived of any Relief where some other company or person is primarily liable for the Tax in question (whether by reason of any such company being or having been a member of the same group of companies or otherwise).

(b)
No transaction, act, omission or event has occurred which has resulted or could result in any charge, lien, security interest, encumbrance or other third party right arising over any of the Company’s assets in respect of unpaid Tax.

21.4.2	Indemnities
The Company has not entered into any indemnity, guarantee or covenant under which the Company has agreed to pay or discharge any other person’s liability to Tax (or any amount equivalent to Tax).

21.5	Anti-avoidance

21.5.1	Tax schemes
The Company has not entered into nor been a party to nor otherwise been involved in any scheme, arrangement, transaction or series of transactions:

(a)
designed wholly or mainly, or containing steps or stages having no commercial purpose and designed wholly or mainly, for the purposes of avoiding, deferring or reducing a liability to Tax or amounts to be accounted for to a Tax Authority;

(b)	the main benefit or purpose or one of the main benefits or purposes of which was the avoidance or reduction of Tax or the relief from Tax or the repayment of Tax or the obtaining of a tax advantage;

(c)	that has been or could be counteracted under Finance Act 2013, Part 5;

(d)
forming part of notifiable arrangements (within the meaning given by Finance Act 2004, Section 306) or in respect of which disclosure has been made or is required to be made to any Tax Authority under any other relevant legislation (including, in relation to indirect taxes, VATA 1994, Sch 11A or Finance (No 2) Act 2017, Sch 17) requiring the disclosure of tax avoidance schemes;

(e)	in respect of which the Company may be liable to Tax under the principles set out in W.T. Ramsey Limited v IRC or Furniss v Dawson as developed in subsequent cases;

(f)	that has been or could be counteracted under Finance Act 2003, Sections 75A–75C; or

(g)	which was a marketed tax avoidance scheme for the avoidance or deferral of tax.

21.5.2	Transactions in securities
The Company has not become liable for Tax nor has it received and will not receive or be the subject of or be adversely affected by any claim or assessment for Tax arising under or imposed by or resulting from the operation of CTA 2010, Part 15 or ITA 2007, Part 13, Ch 1 whether alone or in conjunction with any other provisions of Tax law and which wholly or partly results or arises from or is computed by reference to circumstances existing or events occurring at any time on or before the date of this Agreement whether alone or in conjunction with other circumstances arising before or after Completion.

21.5.3	Tax fraud
The Company has not been party to any transaction within Taxes Management Act 1970 Section 106A (Offence of fraudulent evasion of income tax).

21.6	Close companies

21.6.1	Loans to participators
The Company has not at any time made any loan advance or payment or given any consideration falling within any of chapters 3, 3A or 3B of Part 10 of CTA 2010.

21.6.2	Distributions
The Company has not at any time made any payments or conferred any benefits falling to be treated as distributions under CTA 2010 Sections 1064 to 1069.

21.6.3	Close investment holding company
The Company has not at any time been a close investment company as previously defined by CTA 2010 Section 34.

21.7	International

21.7.1	Residence
The Company is and always has been solely resident for Tax purposes in the territory in which it was incorporated and has never been resident in any other territory or treated as so resident for any Tax purposes or any double tax treaty. The Company does not have a permanent establishment or other taxable presence, and has at no time incurred any liability to Tax, in any jurisdiction other than that in which it was incorporated. The Company is not liable to register with any Tax Authority outside of the territory in which it was incorporated for the purposes of paying or administering any Tax. The Company is not an agent or permanent establishment of any other person for the purposes of assessing that other person to Tax in the territory in which the Company is resident for Tax purposes.

21.8	Employees

21.8.1	Remuneration
Neither the Company nor any employee benefit trust or other third party has made, or agreed to make, any payment to or provided, or agreed to provide, any benefit (other than in respect of entertaining) for or on behalf of any employee, ex-employee, officer or ex-officer which is not allowable as a deduction in calculating the profits of the Company for Tax purposes.

21.8.2	Disguised remuneration
The Company is not, and could not become, liable to make a payment of Tax under ITEPA 2003, Part 7A in respect of any relevant arrangement (as defined in ITEPA 2003 Section 554A) entered into before the date of this Agreement.

21.8.3	Employment schemes
The Company does not currently operate, and has not at any time operated, any profit sharing, share option, share incentive or bonus schemes or other employment-related schemes or arrangements for the benefit of its current or former officers or employees and no employment-related securities or securities options in relation to which the Company is, has been or will be the employer have at any time been acquired by any person.

21.8.4	Employment-related securities

(a)
No restricted securities or restricted interests in securities (within the meaning of ITEPA 2003 Section 423) in relation to which the Company is, has been or will be the employer have at any time been acquired by any person.

(b)
The Company will not become liable to pay any Tax as a result of the application of ITEPA 2003, section 447 to any benefit received after Completion in respect of employment-related securities acquired prior to Completion as a result of anything done prior to Completion (including, for the avoidance of doubt, as a result of the operation after Completion of any rights attached to such securities at the date of Completion).

(c)
The Company has duly and within any appropriate time limits provided HMRC with particulars of all reportable events in accordance with ITEPA 2003 Sections 421J–421L which have occurred prior to the date of Completion.

21.9	Inheritance tax

21.9.1
The Company is not and will not become liable to be assessed to inheritance tax as donor or donee of any gift or transferor or transferee of value (actual or deemed) nor as a result of any disposition chargeable transfer or transfer of value (actual or deemed) made by or deemed to be made by any other person.

21.9.2
There is no unsatisfied liability to inheritance tax attached or attributable to the Shares or any asset of the Company and in consequence no person has the power to raise the amount of such Tax by sale or mortgage of or by a terminable charge on any of the Shares or assets of the Company under Inheritance Tax Act 1984 Section 212 and none of the Shares or assets of the Company are subject to a charge under Inheritance Tax Act 1984 Section 237.

21.10	Value added tax

21.10.1
The Company is a taxable person for the purposes of VATA 1994 and all regulations, orders, notices and other provisions made under such legislation (or the equivalent Tax legislation in any relevant jurisdiction) (the “VAT legislation”) and is duly registered for the purposes of VAT.

21.10.2
The Company is not and has not at any time been treated as a member of a group of companies for the purposes of any relevant VAT legislation and no application has ever been made for the Company to be so treated and no circumstances exist whereby the Company would or might become liable for VAT as an agent or otherwise.

21.10.3
The Company has complied in all respects with the requirements and provisions of the relevant VAT legislation and has made, given, obtained and maintained accurate, complete and up-to-date records, invoices, accounts and other documents appropriate, required or necessary for the purposes of the VAT legislation. The Company has not been subject to any penalty, interest, forfeiture, fine or surcharge in respect of VAT and no circumstances exist whereby the Company would or might become liable for any such penalty, interest, forfeiture, fine or surcharge.

21.10.4
The Company has at all times punctually paid and made all payments and submitted all returns required under the VAT legislation. The Company has not been required by any relevant Tax Authority to give security for any VAT purpose and no warning pursuant to VATA 1994 Section 76(2) or notice pursuant to VATA 1994 Section 77A has been served on the Company and no circumstances exist whereby such warning or notice would or might be served on the Company.

21.11	Stamp duties and stamp duty land tax

21.11.1	Stamp duty

(a)
All documents which establish or are necessary to establish or evidence the rights or title of the Company to any asset or in the enforcement of which the Company is or may be interested, in the United Kingdom or elsewhere, have been duly and properly stamped with the correct amount of stamp duty and all such duty together with any interest and penalties have been duly paid. No such documents which are outside of the United Kingdom at Completion would attract stamp duty if they were brought into the United Kingdom.

(b)	The Company has not made a claim for relief from stamp duty under Finance Act 1930, s 42 within the period of six years.

21.11.2	Stamp duty land tax

(a)
The Company has duly and punctually paid all Stamp Duty Land Tax which has arisen as a result of a land transaction (within the meaning given in Finance Act 2003, Part 4) entered into on or before Completion and all land transaction returns have been properly submitted.

(b)
In relation to the Properties, the Company is not and has not been party to any land transaction in respect of which the Company could at any time on or after Completion be required to pay any stamp duty land tax under any provisions of any law and, in particular, under:

(i)	Finance Act 2003 Section 80 (Adjustment where contingency ceases or consideration is ascertained);

(ii)	Finance Act 2003 Section 81 (Further return where relief withdrawn) and Finance Act 2003, Sch 7 (Group relief and reconstruction and acquisition reliefs);

(iii)	Finance Act 2003 Section 81A (Return or further return in consequence of linked transaction);

(iv)	Finance Act 2003, Sch 17A, para 11 (Cases where assignment of lease treated as grant of lease); or

(v)	Finance Act 2003, Sch 17A, para 14 (Increase in rent treated as grant of new lease: abnormal increase after fifth year).

(c)
The Company does not at the date of this Agreement hold any estate or interest in land in the UK or any estate or interest which is derived from such an estate or interest that was acquired by it whether by instrument or not within three years prior to the date of this Agreement such acquisition (or instrument) having been exempt from stamp duty land tax on the basis that any relief under Finance Act 2003, Sch 7 (Group relief and reconstruction and acquisition reliefs) applied.

21.12	Construction Industry Scheme
The Company is not, and has never been, required to register as a ‘Contractor’ as defined by Finance Act 2004 section 59.

SCHEDULE 6
Limitations on liability

1.
Subject always to Clause 6.8, the Buyer agrees with the Sellers that any claim by the Buyer in respect of any breach of the Warranties or under the Tax Covenant (a “Claim”) shall be governed by and shall be dealt with in accordance with the following provisions of this Schedule. Where it is necessary to determine whether a monetary limit or threshold set out in this Schedule 6 or the Tax Covenant has been reached or exceeded (as the case may be), the value of the relevant Claim or any of the relevant Claims shall not include any liability in respect of the costs and expenses incurred in association with that Claim or Claims.

2.	The liability of the Sellers in respect of any Claim and claims under the Indemnities shall be limited as follows:

2.1
there shall be disregarded for all purposes (including, for the avoidance of doubt, the application of the de minimis threshold in paragraph 2.2) any breach of a Warranty in respect of which the amount which the Buyer would otherwise (but for the provisions of this paragraph 2.1) be entitled to recover would be less than £5,000;

2.2
the Buyer shall not be entitled to recover any amount in respect of a breach of the Warranties unless the amount recoverable, when aggregated with all other amounts recoverable for breach of the Warranties, exceeds £250,000, in which event this limitation shall cease to apply and the whole of such amounts shall be recoverable and not merely the excess over £250,000;

2.3
the aggregate liability of the Sellers in respect of all and any Claims and claims under the Indemnities shall be limited to and shall in no event exceed the aggregate of the amount of Consideration actually paid to the Sellers (or deemed to have been received in accordance with Clauses 4.1.4; 4.1.5 and 4.1.6) at the date of the Claim and any of the Holdback Amount which has not been paid to the Buyer in satisfaction for any claim thereunder;

2.4	the liability of:

2.4.1	the Majority Sellers shall be limited to the aggregate of the amount of Consideration actually paid to the Majority Sellers, for which they are jointly and severally liable;

2.4.2
each of the Category A Sellers shall be limited to the amount of Consideration set against his or her name in column 4 of Part 1 of Schedule 1 (in respect of the Existing Shareholders) and column 4 of Part 2 of Schedule 1 (in respect of the Share Option Holders who are not Category B Sellers), for which they are severally liable;

2.4.3	each Category B Seller shall be limited to the relevant Sellers’ Holdback Amount for each such Seller, for which they are severally liable; and

2.5
the amount payable by each relevant Seller in respect of each Claim and claim under the Indemnities arising against such Seller shall be limited to that Seller's Proportionate Liability Amount. Each Seller's “Proportionate Liability Amount” shall be the amount by which that Seller's Respective Proportion bears to the aggregate Respective Proportions of all Sellers to which such Claim or claim under the Indemnities relates

(“Relevant Sellers”) until such point as any provision in this paragraph 2 limits the liability of any Relevant Seller in respect of such Claim or claim under the Indemnities. At such point, the Proportionate Liability Amount of the Relevant Sellers whose liability has not yet been limited (“Other Relevant Sellers”) shall be adjusted, so that for any part of such Claim or claim under the Indemnities not satisfied (“Residual Liability”), their Proportionate Liability Amount in respect of such Residual Liability shall be the amount by which that Relevant Seller's Respective Proportion bears to the aggregate Respective Proportions of all Other Relevant Sellers whose liability has not yet been limited. Such process of adjustment shall repeat itself each time any provision in this paragraph 2 limits the liability of any Other Relevant Seller until the relevant Claim or claim under the Indemnities has been satisfied in full or the liability of all Relevant Sellers has been limited under this paragraph 2. For the avoidance of doubt:

2.5.1	if only one Seller is liable in respect of a Claim, that Seller's Proportion Liability Amount shall be the full amount of such Claim; and

2.5.2
where the liability of the Majority Sellers is joint and several, such Majority Sellers shall continue to be jointly and severally liable for the Proportionate Liability Amount of each other Majority Seller.

3.
The Category B Sellers shall cease to have any liability for breach of any of the Warranties or under the Tax Covenant 12 months after Completion except in respect of a Claim of which the Buyer gives notice to the Sellers' Representative before such date. Without prejudice to the foregoing, when giving such notice, the Buyer shall specify, in such detail as is reasonably available to it at that time, the nature of the potential liability and, so far as is practicable, the amount likely to be claimed in respect of it.

4.	The Majority Sellers and the Category A Sellers shall cease to have any liability:

4.1	for breach of any of the Warranties 18 months after Completion; and

4.2
for breach under the Tax Covenant on the fifth anniversary of Completion and, for the avoidance of doubt, a Claim under the Tax Covenant may be made at any time up to the fifth anniversary of Completion and any defence to such Claim such Sellers may have under the Limitation Act 1980 is excluded, except in respect of a Claim of which the Buyer gives notice to the Sellers' Representative before the relevant date. Without prejudice to the foregoing, when giving such notice, the Buyer shall specify, in such detail as is reasonably available to it at that time, the nature of the potential liability and, so far as is practicable, the amount likely to be claimed in respect of it.

5.
The Sellers shall cease to have any liability under the Indemnities four years after Completion, except in respect of a claim under the Indemnities of which the Buyer gives notice to the Sellers' Representative before such date. Without prejudice to the foregoing, when giving such notice, the Buyer shall specify, in such detail as is reasonably available to it at that time, the nature of the potential liability and, so far as is practicable, the amount likely to be claimed in respect of it.

6.
The relevant Sellers shall cease to have any liability in respect of breach of any of the Fundamental Warranties 90 days after the sixth anniversary of the Completion Date except in respect of a Claim of which the Buyer gives notice to the Sellers' Representative before such date. Without prejudice to the foregoing, when giving such notice, the Buyer shall specify, in such detail as is reasonably available to it at that time, the nature of the potential liability and, so far as is practicable, the amount likely to be claimed in respect of it.

7.
Any Claim or claim under the Indemnities which has been notified to the Sellers' Representative in accordance with paragraphs 3, 4, 5 or 6 shall (if it has not been previously satisfied, settled or withdrawn) be deemed to have been waived or withdrawn by the Buyer unless court proceedings in respect of it shall then have been issued and served on the relevant Sellers by the date which is 9 months from the date on which the Buyer serves notice on the Sellers' Representative in accordance with such clause. The time limits in this paragraph 7 shall not limit any Claim or claim under the Indemnities in respect of a liability which is contingent or unascertained where written notice of the Claim or claim under the Indemnities is given to the Sellers' Representative before the expiry of the relevant periods specified in paragraphs 3, 4, 5 or 6, and the time limit in this paragraph 7 shall be extended so that the time limit for issuing and serving proceedings expires on the date which is 12 months from the date on which the relevant liability ceases to be contingent or becomes capable of being quantified (as the case may be).

8.	The Sellers shall have no liability in respect of any claims by the Buyer in respect of any breach of the Warranties:

8.1
to the extent that the claim in question arises, or is increased, as a result of any increase in rates of Taxation or any change in the law or published practice of a Tax Authority made after the date of this Agreement with retrospective effect; or

8.2	to the extent that loss or liability:

8.2.1	is recovered under a policy of insurance or otherwise at no cost to the Buyer or the Company; or

8.2.2	would have been recoverable under such a policy by the Company but for any substantial change in the terms of the relevant insurance after Completion; or

8.3	in respect of any matter or liability paid or satisfied on or before the Accounts Date where that payment or satisfaction is specifically and expressly reflected in the Accounts; or

8.4
in respect of any matter or liability for which a provision or reserve was made, or which was disclosed or noted, in the Completion Accounts (in which case the liability of the Sellers shall only be limited to the extent of such provision or reserve); or

8.5	if it would not have arisen or occurred but for an act, omission or transaction of the Buyer, the Company any of the Subsidiaries or any of their respective directors, employees or agents:

8.5.1	which occurred before Completion on the decision or at the request of the Buyer; or

8.5.2	after Completion outside the ordinary course of business and otherwise than under a legally binding commitment of the Company created before Completion; or

8.6
resulting from or incurred by a change after Completion in the accounting policies or practices of the Buyer or the Company or any of the Subsidiaries applied in preparing any accounts or valuing any assets or liabilities of the Company or any of the Subsidiaries from those used in preparing the Accounts save where the Accounts were not prepared in accordance with applicable law and regulation; or

8.7
which would not have arisen or would have been reduced (to the extent of the relevant reduction) or eliminated but for the failure or omission on the part of the Company, the Subsidiaries or the Buyer to make any claim, election, surrender or disclaimer or to give any notice or consent or to do any other thing under the provisions of any legislation after Completion the making giving or doing of which was taken into account in computing any provision in the Accounts or Completion Accounts and where such provision is specific and the purpose for such provision is expressly stated, provided that the need to make such election, claim, surrender or disclaimer or to give any notice or consent has been notified to the Buyer in writing within a reasonable time of the need to make such election, claim, surrender or disclaimer, or give any notice or consent.

9.
If any matter comes to the notice of the Buyer, the Company or any of the Subsidiaries which may give rise to a liability under the Warranties or the Indemnities, the Buyer shall (or shall procure that the Company shall):

9.1
as soon as reasonably practicable give notice of that matter to the Sellers' Representative, specifying in such detail as is reasonably available to it at that time the nature of the potential liability and, so far as is practicable, the amount likely to be claimed in respect of it;

9.2
consult with, and take reasonable notice of the representations of, the Sellers' Representative before making any admission of liability, agreement or compromise with any person, body or authority in relation to that matter;

9.3	in respect of any third party claim which may give rise to a liability under the Warranties or Indemnities (but not otherwise):

(a)
give the Sellers' Representative and his professional advisers reasonable access at any reasonable times to any relevant documents and records within the power or control of the Buyer and/or the Company or any of the Subsidiaries so as to enable the Sellers' Representative and his professional advisers to examine such documents and records and to take copies at their own expense, save where to do so would or might reasonably breach or endanger the Buyer’s or any Group Company of the Buyer’s legal privilege in any such documents or records or any obligations of confidentiality owed to a third party;

(b)
take such action as the Sellers' Representative may reasonably request to avoid, dispute, resist, compromise or defend any claim arising out of the matter in question, save where the Buyer reasonably considers that any such action would prejudice the legitimate interests of the Company and the Subsidiaries and the goodwill attaching to its or their businesses and subject to the Majority Sellers indemnifying the Buyer and/or the Company to the Buyer’s reasonable satisfaction against any liability, costs, damages or expenses which may be thereby incurred.

9.4	In this paragraph 9.4 “Third Party Recovery Right” means any right to which the Buyer or the Company is or becomes entitled (whether under any insurance or by way of payment, discount, credit, set off, counterclaim or otherwise) to recover from any third party any sum in respect of any loss, damage or liability which is or may be the subject of a Claim for breach of the Warranties. If the Buyer becomes aware of any circumstances that may reasonably give rise to a Claim against any or all of the Sellers and a Third Party Recovery Right exists or may exist in relation to such circumstances, the Buyer shall:

9.4.1	give notice to the Sellers' Representative as soon as reasonably practicable after (and in any event within ten Business Days of) the Buyer becoming aware of the relevant Third Party Recovery Right;

9.4.2	keep the Sellers' Representative promptly informed to a reasonable extent as to the progress of any attempts by the Buyer or the Company or any Subsidiary in enforcing such Third Party Recovery Right;

9.4.3
provide the Sellers' Representative with a reasonable opportunity (having regard to the urgency of the Third Party Recovery Right) to consider the matter and recommend how the Buyer and the Company and Subsidiaries (as applicable) should proceed in order to mitigate any loss or liability of the Company or the Subsidiaries, provided that the Buyer shall determine in its sole discretion (subject always to its duty to mitigate its loss) how it and the Company or the Subsidiaries should proceed;

9.4.4
ensure that if any sum shall be recovered by the Buyer or the Company from a third party under a Third Party Recovery Right, any Claim for breach of the Warranties by the Buyer in respect of any loss, damage or liability to which the sum relates shall be reduced (without prejudice to any other limitations on the liability of the Sellers referred to in this Schedule 6) by the amount of the sum recovered from the third party after deducting from it all reasonable and properly incurred costs, charges and expenses incurred and not otherwise recovered by the Buyer or the Company or the Subsidiaries (as the case may be) in recovering that sum from the third party.

10.
If any of the Sellers shall have made any payment in respect of a Claim or the Indemnities and the Company or any of the Subsidiaries shall receive a benefit or refund or otherwise recover an amount in respect of the matter giving rise to the Claim or claim under the Indemnities which the Sellers can demonstrate was not taken into account in computing the liability of the Sellers in respect of that Claim or claim under the Indemnities and would have reduced that liability had it been taken into account, then unless payment of that benefit or refund has already been made by the Buyer to the relevant Sellers the Buyer shall forthwith repay to the relevant Sellers a sum corresponding to that benefit or refund or recovery as the case may be, save that where the benefit is a Specified Saving then the Tax Covenant takes precedence over this paragraph.

10.1
Nothing contained in this Agreement shall result in the Sellers or any of them being liable to the Buyer in respect of any indirect consequential losses flowing from the breach of the Warranties, the Indemnities or the Tax Covenant.

10.2
Nothing contained in this Agreement shall have the effect of relieving the Buyer or the Company or any of the Subsidiaries from any common law duty to mitigate any loss or damage suffered by it or them.

10.3
The Sellers shall not be liable more than once in respect of any loss, damage or liability, whether by reason of both a claim under the Warranties, Indemnities or the Tax Covenant being made or otherwise.

SCHEDULE 8
Tax Covenant
1    DEFINITIONS AND INTERPRETATION

1.1
Notwithstanding Clause 1 of this Agreement, in the event of any conflict between the provisions of this Schedule and the rest of this Agreement, the provisions of this Schedule will take precedence in respect of all matters relating to Tax.

1.2	In this Schedule, unless the context provides otherwise:

Accounts Relief: any Relief to the extent that Relief is taken into account in the Completion Accounts as an asset of the Company or in computing any provision for deferred Tax or in reducing or extinguishing any provision for deferred Tax made or which would, but for the Relief, have been made in the Completion Accounts;

Actual Tax Liability: any liability to make an actual payment or increased payment of Tax or on account of or in respect of Tax (whether or not such liability is a primary liability of the Company and whether or not the person so liable has or may have any right of indemnity or reimbursement against any other person) and the amount of the Tax Liability is set out in paragraph 6 (Payments under this Schedule);

Buyer’s Tax Group: means:
(a)    the Buyer; and
(b)    any other company (including the Company) or companies which are treated as a member of the same group as, or otherwise connected or associated in any way with, the Buyer for any Tax purpose from time to time;

Buyer’s Relief means:
(c)    any Accounts Relief;
(d)    any Relief arising to the Company in respect of any period (or part of any period) or Event occurring or deemed to occur after Completion; and
(e)    any Relief arising to any member of the Buyer’s Tax Group (other than the Company) whenever such Relief arises;

Deemed Tax Liability:
(f)    the Loss of any Accounts Relief which is a right to repayment of Tax;
(g)    the Loss of any Accounts Relief, other than a right to a repayment of Tax; and
(h)    the use, setting off or deduction in whole or in part of any Buyer’s Relief against income, profits or gains earned, accrued or received on or before Completion or in respect of any period ended on or before Completion or against any Tax arising in respect of an Event occurring on or before Completion or in respect of any period ended on or before Completion where the use, setting off or deduction of that Buyer’s Relief has the effect of reducing or eliminating an Actual Tax Liability of the Company which would but for such use, setting-off or deduction, have given rise to a claim by the Buyer against the Sellers under this Schedule, and, in each case, the amount of the Tax Liability is set out in paragraph 6 (Payments under this Schedule);

Event: any event, transaction, act or omission and any event which is deemed to have occurred or is treated or regarded as having occurred for the purposes of Tax;

Loss: in relation to an Accounts Relief, the loss, denial, disallowance, clawback, counter-action, modification or reduction or failure to obtain in whole or in part of that Accounts Relief and derivative words (such as Lost) shall be construed accordingly;

Overprovision:
(i)    any liability for, or in respect of, Tax (other than any liability in respect of deferred Tax) which has been overstated in the Completion Accounts; and
(j)    any contingency or provision for, or in respect of, Tax in the Completion Accounts proves to be overstated;

Refund: any repayment or right to a repayment of Tax which the Company is or becomes entitled to or receives in respect of an Event occurring on or before Completion or in respect of any period ended on or before Completion where or to the extent such repayment was not included as an asset in the Completion Accounts;

Relief: any relief, loss, allowance, credit, debit, charge, expense, exemption, set off or any deduction in computing, reducing or eliminating Tax or profits, income or gains of any description or from any source for the purposes of Tax and any right to a repayment of Tax;

Sellers’ Relief: any Relief other than a Buyer’s Relief;
Specified Saving: a payment, Relief or saving obtained by the Company as a result of a payment by the Sellers under this Schedule or the Tax Warranties which would not have arisen but for the payment received from the Sellers provided that an amount shall only be a Specified Saving if it gives rise to an actual saving of Tax and not merely a saving arising from timing differences;

Specified Saving Amount: the amount of Tax, on the basis of the tax rates current at the Accounts Date, that has been saved by the Company as a result of the Specified Saving, less any reasonable costs of recovering or obtaining such Specified Saving and less any Tax suffered by the Company or the Buyer which would not have been suffered at that time but for the Specified Saving;

Straddle Period: the accounting period of the Company beginning before Completion and ending after Completion;
Tax: any and all forms of taxation, levy, contributions, duty, impost, charge, tariff, withholding, deduction, rate and governmental charge (whether national or local) in the nature of tax whenever created, enacted or imposed and whether of the United Kingdom or elsewhere, and any amount payable to any Tax Authority or any other person as a result of any enactment relating to tax but excluding general or business rates, together with all penalties, charges, surcharges, fines and interest regardless of whether such taxes, penalties, charges, surcharges, fines and/or interest are directly or indirectly or primarily chargeable or attributable to the Company;

Tax Assessment:
(k)    any claim, notice, demand, assessment, letter, determination or other document issued or action taken by or on behalf of a Tax Authority or any other circumstance whereby it appears to the Buyer that the Company is, or may become, subject to a Tax Liability and whether or not such Tax Liability is primarily or directly payable by or attributable to the Company; and
(l)    any self-assessment made by the Company in respect of any Tax Liability which it considers that it is, or may become, liable to pay;

Tax Authority: any taxing, fiscal or other authority (wherever situated) competent to impose, collect or enforce any liability to Tax, including HMRC;

Tax Claim: any Tax Assessment that comes to the attention of the Buyer or the Company from which it appears that the Sellers are, or may become, liable to the Buyer under paragraph 2 (Covenant by the Sellers) of this Schedule or for a breach of the Tax Warranties;

Tax Liability: any Actual Tax Liability or any Deemed Tax Liability;
Tax Notice: has the meaning given in paragraph 8.1.1;
Tax Statute: any directive, statute, enactment, law or regulation wherever enacted or issued, coming into force or entered into providing for or imposing any Tax and shall include orders, regulations, instruments, bye-laws or other subordinate legislation made under the relevant statute or statutory provision and any directive, statute, enactment, law, order, regulation or provision which amends, extends, consolidates or replaces the same or which has been amended, extended, consolidated or replaced by the same;

Tax Warranties: the warranties relating to Taxation set out in paragraph 21 of Schedule 5 to this Agreement; and
VAT: value added tax and any equivalent tax on the sale of goods and supply of services.

1.3
References to an Event on or before a particular date or in respect of a particular period include Events which are for the purposes of Tax deemed to have occurred at or before that date or in respect of that period.

1.4	References to any Statute shall include any supplementary, subordinate or amending legislation and any consolidating or rewritten legislation.

1.5
For the purposes of this Schedule and in particular for computing any Tax Liability or Relief and for determining whether and to what extent a Tax Liability or a Relief relates to a pre- or post-Completion period, an accounting period of the Company shall be deemed to have ended on the Completion Date and the Completion Date shall be deemed to be an accounting date of the Company.

1.6
Any reference in this Schedule to any Seller making a payment to the Buyer shall be deemed to include any payment made (or the liability of such Seller to pay an amount to the Buyer being satisfied) by way of the Buyer having recourse to any part of the Holdback Amount in accordance with Clause 5.

2    COVENANT BY THE SELLERS
Subject to paragraph 3 (Exclusions and limitations of liability), the Sellers hereby covenant to pay to the Buyer an amount equal to:

2.1	any Actual Tax Liability of the Company arising in respect of or in consequence of an Event which occurred on or before Completion (or in respect of any period on or before) Completion;

2.2
any Actual Tax Liability which is primarily the liability of a person other than the Company or a member of the Buyer’s Tax Group (the “Primary Person”) for which the Company is liable as a consequence of:

2.2.1	the Primary Person failing to discharge such Tax Liability; and

2.2.2
the Company, at any time on or before Completion, being a member of the same group of companies as, in control of, controlled by, or otherwise connected or associated with the Primary Person or being controlled by the same person as the Primary Person, in each case for the purposes of any Tax;

2.3	the value of a Deemed Tax Liability;

2.4	any Actual Tax Liability which the Company is liable to account for in respect of:

2.4.1	any option or other right granted on or before Completion to acquire securities;

2.4.2	the exercise of any option or other right granted on or before Completion to acquire securities;

2.4.3
any employment-related securities (as defined for the purposes of ITEPA 2003, Part 7) acquired on or before Completion or acquired as a result of a right or obligation (whether or not legally binding) created on or before Completion;

2.5
any Actual Tax Liability of the Company under the Disguised Remuneration Provisions that arises at any time as a consequence of a relevant step (within the meaning of the Disguised Remuneration Provisions) having been entered into where the relevant arrangement (within the meaning of the Disguised Remuneration Provisions), pursuant to which the relevant step is taken, was entered into before Completion other than a relevant step taken at the request or with the consent of the Buyer or any person connected with the Buyer (including the Company after Completion);

2.6
all reasonable costs and expenses properly incurred and payable by the Company or the Buyer in connection with any Tax Liability or other liability under this paragraph 2 (Covenant by the Sellers) or in connection with any action taken in taking, defending or settling any action under this Schedule for which the Sellers are finally determined to be liable.

3    EXCLUSIONS AND LIMITATIONS OF LIABILITY

3.1
The Sellers shall not be liable to make any payment under paragraph 2 (Covenant by the Sellers) of this Schedule or under the Tax Warranties in respect of any Tax Liability or other liability (a “Covenant Liability”) to the extent that:

3.1.1
a provision or reserve was made in the Completion Accounts in respect of the liability, or to the extent that payment or discharge of that liability has been taken into account in the Completion Accounts or to the extent that such liability was taken into account in computing the amount of any provision or reserve in the preparation of the Accounts; or

3.1.2
the liability arises from actual income, profits or gains earned, accrued or received after the Accounts Date, but on or before Completion, by the Company in the ordinary course of the Company’s business; or

3.1.3
the liability arises or is increased as a result of any increase in the rates of Tax or a change in legislation, applicable law, published concessions or published practice of any Tax Authority coming into force after Completion (other than any measure specifically introduced to target tax avoidance and the liability in question arose from a scheme or arrangements of the type the measure was intended to target); or

3.1.4
the liability arose as a result of a voluntary transaction or act or omission entered into or carried out or failed to be carried out by or on behalf of the Company or the Buyer after Completion, in each case where the Buyer knew or ought reasonably to have known that such transaction or act would give rise to, or increase the liability in question, other than any such transaction or act:

(a)    which is entered into or carried out or effected under a legally binding commitment of the Company created on or before Completion;
(b)    which is entered into or carried out or effected at the specific written request of the Sellers after Completion; or
(c)    which is carried out or effected in the ordinary course of business of the Company as carried on at Completion; or

3.1.5
the liability would not have arisen but for the withdrawal or amendment by the Company or the Buyer after Completion of any claim, surrender, disclaimer, notice or consent made by the Company prior to Completion or made after Completion in respect of the period ending on or before Completion; or

3.1.6
the Buyer has made a claim in respect of the same matter which gave rise to such liability under this Agreement or pursuant to any other agreement with the Sellers and such liability has been satisfied; or

3.1.7
the liability arises or is increased as a result of any change after Completion in any accounting policies or practice used in preparing the Company’s accounts (including a change in the length of any accounting period) other than a change which is necessary to comply with the law or generally accepted accounting practice applicable to the relevant accounting periods of the Company in force as at Completion where the accounting practice before Completion did not comply with such law or policies; or

3.1.8
such liability arises or is increased as a result of any instalment of corporation tax paid prior to Completion pursuant to the Corporation Tax (Instalment Payments) Regulations 1998 (SI 1998/3175) being insufficient or such liability comprises interest, penalties or fines arising by virtue of an underpayment of tax for the accounting period commencing prior to Completion, insofar as such underpayment would not have arisen but only to the extent that the relevant instalment payments made (if any) were reasonable taking into account all relevant facts and circumstances known to the Company at the time the payment was made; or

3.1.9
such liability arises or is increased as a result of a failure or omission by or on behalf of the Company after Completion to make any election, claim, surrender or disclaimer, or give any notice or consent to do any other thing, in relation to Tax, the anticipated making, giving or doing of which was taken into account in computing any provision or reserve for Tax in preparing the Completion Accounts, provided that the need to make such election, claim, surrender or disclaimer or to give any notice or consent has been notified to the Buyer in writing within a reasonable time of the need to make such election, claim, surrender or disclaimer, or give any notice or consent (and for the avoidance of doubt the Buyer acknowledges that it has been so notified in respect of the relief arising under Part 12 of the CTA 2009 on the exercise of the Share Options); or

3.1.10
any Sellers' Relief is available to the Company (or would have been available but for the use of that Relief against profits arising after Completion, in the ordinary course of business between the Accounts Date and Completion, or taken in to account in the Accounts or a liability for Tax in respect of which the Sellers would not have been liable to make a payment under this Schedule) to set against or otherwise mitigate the liability in question;

3.1.11
such liability arises or is increased as a result of any election, claim, surrender or disclaimer made, or the giving of any notice or consent, or any other thing done, in relation to Tax, by or on behalf of the Company after Completion other than the making, giving or doing of which was taken into account in computing any provision or reserve for Tax in preparing the Completion Accounts; or

3.1.12
the income, profits or gains in respect of which the liability in question arises were actually earned, accrued or received by the Company prior to the Accounts Date but were not reflected in the Completion Accounts; or

3.1.13	the liability would not have arisen but for a cessation or any change in the nature or conduct of any trade carried out by the Company on or after Completion; or

3.1.14
such liability arises or increases as a result of any transaction, act, or omission entered into or carried out by or on behalf of the Company at the written request or with the written approval of the Buyer prior to Completion or which is expressly authorised by this Agreement; or

3.1.15	such liability is in respect of stamp duty or stamp duty reserve tax payable on the transfer or agreement to transfer the Shares pursuant to this Agreement; or

3.1.16
such liability arises or is increased as a consequence of any failure (other than a failure caused by a failure of the Sellers to comply or procure the compliance of another person with its obligations) by the Buyer to comply with or procure the compliance of the Company with its obligations under paragraphs 8 (Conduct of Tax disputes), 10 (Management of Pre-Completion Tax Affairs), and 9 (Buyer’s covenant) of this Schedule.

4    RECOVERY FROM THIRD PARTIES

4.1
If the Sellers have paid the Buyer an amount in full in respect of any claim under paragraph 2 (Covenant by the Sellers) of this Schedule or for breach of the Tax Warranties and the Company or the Buyer:

4.1.1
is or becomes, within seven years from Completion, entitled to receive a payment or obtain a credit or set-off from any person (other than the Buyer, the Company or a member of the Buyer’s Tax Group or an officer or employee of any of them (save where such officer or employee has given a specific indemnity in respect of such Tax), but including a Tax Authority) in respect of the payment received from the Sellers or the liability giving rise to such payment; or

4.1.2
has (whether by operation of law, contract or otherwise), within seven years of Completion, a right of reimbursement against any person (other than the Buyer, the Company or a member of the Buyer’s Tax Group or an officer or employee of any of them, but including a Tax Authority) in respect of the payment received from the Sellers or the liability giving rise to such payment, the Buyer shall, or shall procure that the Company shall, notify the Sellers' Representative in writing as soon as reasonably practicable.

4.2
Following the notification under paragraph 4.1, if requested by the Sellers' Representative, the Buyer shall take, or procure that the Company shall take, all reasonable steps to enforce the right to reimbursement or to obtain a repayment of Tax or set-off or credit and shall keep the Sellers' Representative fully informed of any progress, provided that:

4.2.1	the Buyer is not required to take action which in its reasonable opinion, is likely to have a materially adverse effect on the business or tax affairs of the Company or the Buyer; and

4.2.2
the Majority Sellers indemnify the Buyer and the Company against all reasonable costs and expenses properly incurred in obtaining that amount together with any additional Tax Liability which may be incurred by either of them as a result of any action being taken pursuant to this paragraph 4.

4.3
If the Buyer or the Company receives any repayment or recovers from a third party any amount referred to in paragraph 4.1, then to the extent that the amount is not taken into account in compiling the Completion Accounts, the Buyer shall pay to the Sellers

(apportioned between them pro rata to the amounts in which they contributed to the amount referred to in paragraph 4.1) an amount equal to the lesser of:

4.3.1
the amount of any payment, credit or set-off received or sum recovered (including any related interest or related repayment supplements) by the Buyer or the Company under this paragraph 4 less any reasonable costs and/or expenses incurred by the Buyer or the Company in obtaining the amount from the third party (save to the extent any amount has already been made good by the Majority Sellers under paragraph 4.2.2) and less any amount in respect of Tax suffered in respect of that amount; and

4.3.2	the amount paid by the Sellers under paragraph 2 (Covenant by the Sellers) of this Schedule or the Tax Warranties.

4.4
Any amount recovered in accordance with paragraph 4.2 and not paid to the Sellers under paragraph 4.3 shall be carried forward and set off against any future payment due from the Sellers under this Schedule or the Tax Warranties.

4.5	Where the Buyer is liable to make any payment under this paragraph 4, the due date for the making of that payment shall be:

4.5.1	ten Business Days following the receipt, reimbursement or recovery in question by the Buyer or the Company; or

4.5.2	in the case where the Buyer or the Company obtains a Relief, the date on which Tax would have become due to the appropriate Tax Authority but for the use of such Relief.

4.6
If any amount is not paid by the Buyer to the Sellers on the due date as provided in this Schedule, such sum shall carry interest from the due date for payment at the rate of four percent per annum above the base lending rate of Barclays Bank plc for the time being in force on the basis of actual days elapsed from the relevant date specified for payment until and including the date of actual payment (after as well as before judgment). Interest shall be calculated on a daily basis and compounded quarterly and shall be payable on demand.

5    OVERPROVISIONS AND SPECIFIED SAVINGS AND REFUNDS

5.1	If the auditors for the time being of the Company determine (at the request of the Sellers' Representative and at the expense of the Majority Sellers) that:

5.1.1	any provision for Tax in the Completion Accounts (other than a provision for deferred Tax) has proved to be an Overprovision (other than as a result of the use of any Buyer’s Relief);

5.1.2	a Specified Saving has arisen;

5.1.3	a Refund (other than an amount to which paragraph 4 (Recoveries from third parties) applies) has been received;
the Buyer shall, or shall procure that the Company shall, as soon as reasonably practical give written notice (including full details of the Overprovision or Specified Saving or Refund) to the Sellers' Representative and the amount of the Overprovision or Refund or the Specified Saving Amount shall be dealt with in accordance with paragraph 5.2.

5.2	Where it is provided under paragraph 5.1 that any amount (the “Relevant Amount”) is to be dealt with in accordance with this paragraph 5.2:

5.2.1	the Relevant Amount shall first be set off against any payment then due from the Sellers as a result of any liability under this Schedule or in respect of a breach of the Tax Warranties; and

5.2.2
to the extent only of any excess after the application of paragraph 5.2.1, the Sellers shall be refunded any sums previously paid by the Sellers under this Schedule or in respect of a breach of the Tax Warranties (less any amount which the Buyer has already paid to the Sellers under this paragraph 5 or paragraph 4) which refund shall be made within ten Business Days of the determination of the existence and amount of the Overprovision or Refund or the existence of the Specified Saving and the Specified Saving Amount being issued by the auditors in accordance with paragraph 5.1; and

5.2.3
to the extent that the excess referred to in paragraph 5.2.2 is not exhausted, the remainder of any excess shall be carried forward and set off against any future payment or payments which become due from the Sellers to the Buyer under this Schedule or in respect of a breach of the Tax Warranties.

5.3
If the Buyer or the Company becomes aware there has been or may have been an Overprovision or a Specified Saving or a Refund, the Buyer shall, as soon as reasonably practicable, give written notice to the Sellers' Representative of that fact.

5.4	Neither the Buyer nor the Company is under an obligation to arrange its affairs to take account of any Specified Savings.

5.5
The Buyer will use its reasonable endeavours to procure that the auditors deal expeditiously with a request for determination by the Sellers' Representative (at the Majority Sellers’ cost) as to whether an Overprovision or Specified Saving has arisen or a Refund has been received. The Buyer will procure that the Company provides all reasonable assistance, documentation and information as may reasonably be required by the auditors for that purpose (at the cost of the Majority Sellers).

5.6
Where any determination has been made in accordance with paragraph 5.1, the Sellers' Representative or the Buyer may request the auditors for the time being of the Company to review the determination in light of all relevant facts and circumstances, including facts and circumstances which have become known since such determination and to determine whether the determination remains correct or the amount should be adjusted.

5.7
If the auditors have determined under paragraph 5.6 that the amount should be adjusted, the amended amount shall be substituted for the purposes of paragraph 5.2 as the Relevant Amount and any adjusting payment shall be made by or to the Sellers, as the case may be, as soon as reasonably practicable (and in any event, no later than ten Business Days of the revised determination being made by the auditors in accordance with paragraph 5.6).

6    PAYMENTS UNDER THIS SCHEDULE

6.1	Subject to paragraph 7, the amount to be treated as a liability is:

6.1.1	in the case of an Actual Tax Liability, the amount of the payment or increased payment of or in respect of Tax;

6.1.2	in the case of a liability falling within part (a) of the definition of Deemed Tax Liability, the amount of the repayment of Tax which would have been obtained had the Loss of it not occurred;

6.1.3
in the case of a liability falling within part (b) of the definition of Deemed Tax Liability, the amount of Tax the Company subsequently becomes liable to pay which could have been saved by the Accounts Relief had it not been lost;

6.1.4
in the case of a liability falling within part (c) of the definition of Deemed Tax Liability (other than the setting off or deduction of an Accounts Relief, which shall be calculated in accordance with paragraph 6.1.3), the amount of Tax which has been saved by the Company as a result of the set off, use or deduction of the Buyer’s Relief.

6.2
Subject to paragraph 7, the due date for payment, where the Sellers are liable to make any payment under paragraph 2 (Covenant by the Sellers) of this Schedule or under the Tax Warranties, shall be on or before the later of five Business Days following the date on which the Buyer notifies the Sellers' Representative of their liability to make payment including the amount of that payment and:

6.2.1
in the case of an Actual Tax Liability, five Business Days before the latest date on which the Tax would have to be paid to the relevant Tax Authority without a liability (or further liability) to interest or penalties accruing;

6.2.2	in a case that falls within part (a) of the definition of Deemed Tax Liability, the date on which the Tax would otherwise have been due for repayment by the relevant Tax Authority;

6.2.3
in a case that falls within part (b) of the definition of Deemed Tax Liability, five Business Days before the latest date on which the Tax (which would not otherwise have been payable) becomes payable to the relevant Tax Authority without a liability to interest or penalties accruing;

6.2.4
in the case of a liability falling within part (c) of the definition of Deemed Tax Liability (other than the setting off or deduction of an Accounts Relief, for which payment shall be due in accordance with paragraph 6.2.3), the date on which the Buyer would otherwise have used such Buyer’s Relief but for the set off or deduction of the relevant Buyer’s Relief as referred to in that part.

6.3	Any payments made under this Schedule shall, so far as permitted by law, be treated as an adjustment to the consideration paid by the Buyer for the Shares under the terms of this Agreement.
7    GROSS UP AND WITHHOLDING

7.1	All sums payable by the Sellers to the Buyer under this Schedule shall be paid free and clear of all deductions or withholdings save only as may be required by law.

7.2
If any deductions or withholdings are required by law to be made from any payment by the Sellers under this Schedule (other than a payment of interest), the Sellers shall pay the Buyer, at the same time as making the payment in question, such additional amount as will, after such deduction or withholding has been made (and after taking into account any credit in respect of such deduction or withholding), leave the Buyer with the same amount as it would have been entitled to receive in the absence of any such requirement to make a deduction or withholding.

7.3
If a Tax Authority charges to Tax (including where the sum is brought into any computation of income, profits or gains but is not charged to Tax because of the use of a Buyer’s Relief) any sum paid under paragraph 2 (Covenant by the Sellers) of this Schedule, the Sellers shall pay the Buyer such additional amount as will ensure that the Buyer shall receive and retain the amount that is equal to the amount it would have received and retained had the payment in question not been charged to Tax (after taking into account any credit in respect of such Tax).

7.4
Any additional amount due pursuant to paragraph 7.3 shall be paid within ten Business Days of receiving a written demand from the Buyer, subject to reasonable evidence of the relevant sum being charged to Tax (including where the sum is brought into any computation of income, profits or gains but is not charged to Tax because of the use of a Buyer’s Relief) or a certificate from the Buyer’s auditors that the Buyer has suffered a specified amount of Tax, such certificate to be conclusive in the absence of manifest error.

7.5	Paragraphs 7.2 and 7.3 shall not apply to the extent that the deduction, withholding or Tax would not have arisen but for:

7.5.1	the Buyer not being tax resident in the United Kingdom, or having some connection with a territory outside the United Kingdom ; or

7.5.2	an assignment (or any other transfer described in Clause 14) by the Buyer of any of its rights under this Schedule.

7.6
To the extent that any additional amount paid under paragraphs 7.2 and 7.3 results in the Buyer obtaining and utilising a Relief (reasonable endeavours having been used to obtain and utilise such Relief), the Buyer shall pay to the Sellers (in proportion to which such Sellers paid any sum under paragraph 2 (Covenant by the Sellers) in relation to such Relief), within ten Business Days of obtaining or utilising the Relief, an amount equal to the lesser of the value of the Relief obtained and the additional sum paid under paragraph 7.2 or 7.3. In addition the Buyer shall provide reasonable evidence of the amount of the Relief that has been obtained to the Sellers' Representative or if requested by the Sellers' Representative a certificate from the Buyer’s auditor that the Buyer has obtained a benefit valued at a certain amount, such certificate to be conclusive in the absence of manifest error.

7.7
Any payment to be made by the Buyer to the Sellers under this Schedule shall be subject to paragraphs 7.1 to 7.6 and all references to the Sellers shall be replaced with the Buyer and vice versa and with all other necessary modifications being made.

8    CONDUCT OF TAX DISPUTES

8.1	Notification
If the Buyer or the Company becomes aware of a Tax Claim, it shall, or shall procure that the Company shall, as soon as reasonably practicable (and in any event within ten Business Days):

8.1.1	notify the Sellers' Representative in writing of any Tax Assessment in accordance with Clause 16 (Notices) of this Agreement (a “Tax Notice”); and

8.1.2	include in the Tax Notice:
(a)    reasonable details of the Tax Assessment;
(b)    the due date for any payment to a Tax Authority;
(c)    the time limits for any appeal or required response to a Tax Authority; and
(d)    a reasonable estimate of the amount of any Tax Claim
in each case, so far as the Buyer is reasonably able to specify without material investigation or enquiry. For the purposes of this paragraph 8.1, if the Sellers' Representative receives any Tax Assessment for any reason, it shall notify the Buyer in writing as soon as is reasonably practicable. In such a case, the Buyer shall be deemed to have given the Sellers' Representative notice of such Tax Assessment in accordance with the provisions of this paragraph 8.1 and such notification shall be treated as having been received by the Sellers' Representative when the Sellers' Representative received the Tax Assessment provided always that the giving of such notice shall not be a condition precedent to the Sellers’ liability under this Schedule.

8.2	Conduct
Subject to the remaining provisions of this paragraph 8:

8.2.1
the Buyer shall take, or shall procure that the Company takes, at the Majority Sellers’ reasonable expense, any action the Sellers' Representative shall, on receiving a Tax Notice in accordance with paragraph 8.1, reasonably and promptly request in writing, to avoid, mitigate, resist, defend, appeal against or contest any Tax Assessment and any determination in respect thereof provided that;

8.2.2
the Sellers' Representative shall be entitled to take on or take over the conduct of all or any proceedings arising out of any Tax Assessment in the name of the Company, provided that the Sellers' Representative shall first notify the Buyer of its intention to take on or take over the conduct of such proceedings in writing, to avoid, mitigate, resist, defend, appeal against or contest any Tax Assessment and any determination in respect thereof provided that;

8.2.3
the Buyer shall not be obliged to take, or procure the taking, of any action reasonably requested by the Sellers' Representative or allow the Sellers' Representative to take on or take over conduct under this paragraph 8 unless the Majority Sellers have first indemnified the Company and the Buyer against all reasonable costs and expenses and any additional Tax Liability which may be properly incurred or suffered by the Buyer or the Company in relation to or as a result of the Tax Assessment.

8.3	Restrictions on conduct
The Buyer shall not be obliged to take, or procure the taking, of any action reasonably requested by the Sellers' Representative under paragraph 8.2 if:

8.3.1
the Buyer has not received written instructions from the Sellers' Representative in accordance with paragraph 8.2 within ten Business Days of the receipt of the Tax Notice by the Sellers' Representative or, in any case where a time limit for the taking of any action, including responding to the Tax Authority or making an appeal against or contesting any Tax Assessment, applies, any shorter period required to comply with the time limit specified in the Tax Assessment and included within the Tax Notice provided in all cases this shall not be less than five Business Days from receipt of the Tax Notice;

8.3.2
complying with any instruction, combination of instructions, request or notification of the Sellers' Representative is likely, in the opinion of the Buyer and the Company, acting reasonably, to materially:

(a)    increase the amount involved or the future liability to Tax of the Company or the Buyer; or
(b)    have an adverse effect on the future Tax affairs of the Company; or
(c)    have an adverse effect on the future continuing business affairs of the Company;

8.3.3
complying with any instruction, combination of instructions or request would involve sending, transmitting, issuing or submitting any written correspondence or entering in any other communication relating to the Tax Assessment which, in the Buyer’s reasonable opinion, is not true and accurate; or

8.3.4	complying with any instruction or combination of instructions, request or notification of the Sellers' Representative would involve contesting a Tax

Assessment to an appellate body unless the Sellers' Representative has, at the expense of the Majority Sellers, obtained an opinion on the merits of such a claim, from independent Tax counsel having at least five years’ experience in Tax matters after disclosure of all relevant information and documents available to the Sellers' Representative (or otherwise made available by the Buyer or the Company) and having regard to all circumstances and information available that an appeal or a defence against an appeal is reasonable in all circumstances, and the Buyer and the Sellers' Representative shall co-operate with each other in order to enable such counsel to opine on such matters.

8.4	Buyer’s obligations
Subject to the provisions of paragraph 8.6, if the Sellers' Representative has requested that the Buyer takes, or procures that the Company takes, such action as the Sellers' Representative shall reasonably request in writing in relation to a Tax Assessment in accordance with paragraph 8.2 the Buyer shall, or shall procure that the Company shall:

8.4.1
keep the Sellers' Representative promptly informed of all matters known to them relating to the Tax Assessment or negotiations and will provide the Sellers' Representative with copies of all relevant correspondence and documentation relating to such Tax Assessment;

8.4.2	provide the Sellers' Representative with copies of all relevant documents in the Buyer’s or the Company’s possession or control in relation to that Tax Assessment; and

8.4.3
provide access to the books, accounts and records of the Company and shall give the Sellers' Representative or their agents all such assistance (at the Majority Sellers' cost and expense) as may reasonably be required to conduct the Tax Assessment.

8.5	Seller’s obligations
Subject to the provisions of paragraph 8.6, if the Sellers' Representative has taken on or taken over conduct of any proceedings relating to a Tax Assessment in accordance with paragraph 8.2, the Sellers' Representative shall:

8.5.1
ensure that all written correspondence relating to the Tax Assessment which is to be sent, transmitted, issued, entered into or in any way published by the Sellers' Representative or his advisers shall first be sent to the Buyer. The Buyer shall be entitled to review such material written correspondence and the correspondence shall only be sent, transmitted, issued, entered into or published after incorporating all reasonable comments, amendments, additions or alterations suggested by the Buyer and/or the Company (unless the Buyer has no comments). The Buyer shall be given at least ten Business Days to provide any comments to the Sellers' Representative. If the Buyer has not given any comments to the Sellers' Representative within such period, the Buyer shall be deemed to have no comments;

8.5.2
keep the Buyer and the Company promptly informed of the progress of any Tax Assessment, including all relevant matters, dates and places of relevant meetings with any Tax Authority (which a representative of the Buyer and/or the Company is entitled to attend) and promptly forward, or procure to be forwarded, to the Buyer copies of any materially relevant correspondence, documents and other material written communications and notes of relevant telephone conversations;

8.5.3
make no settlement or admission of liability, agreement or compromise of the subject matter of any Tax Assessment, and shall not agree any matter in the conduct of any Tax Assessment which in the Buyer’s reasonable opinion may affect the amount involved or the future liability to Tax of the Company and/or the Buyer or have an adverse effect on continuing business operations or Tax affairs of the Company, without the prior written approval of the Buyer or the Company (such approval not to be unreasonably withheld or delayed);

8.5.4
not appoint any solicitors or professional advisers on behalf of the Company in relation to the Tax Assessment without the prior approval of the Buyer, such approval not to be unreasonably withheld or delayed. For the avoidance of doubt, the costs and expenses of such solicitors or professional advisers shall be borne solely by the Majority Sellers; and

8.5.5	use all reasonable endeavours to agree any Tax Assessment with the applicable Tax Authority within a reasonable time.

8.6	Sellers losing conduct-related rights
If:

8.6.1
allegations are made by any Tax Authority of any fraudulent act or omission, or of any negligent conduct on the part of the Company before Completion or the Sellers at any time in relation to the Tax Assessment in question and such allegations are repeated after the Sellers have been given a reasonable opportunity to refute such allegations;

8.6.2
the Majority Sellers fail to indemnify the Company to the Buyer’s reasonable satisfaction within ten Business Days of receiving notice or such indemnity, once given, ceases to be sufficient (including, without limitation, as a result of the bankruptcy or insolvency (or similar and as applicable) of all of the Majority Sellers), then the Buyer shall be free to take, or procure that the Company take, such action and reach a settlement or compromise as the Buyer in its reasonable discretion thinks fit.
9    BUYER'S COVENANT

9.1	The Buyer covenants with the Sellers to pay to the Sellers an aggregate amount equal to:

9.1.1
any liability or increased liability to Tax of any of the Sellers arising as a consequence of any failure by the Company or a member of the Buyer’s Tax Group after Completion to pay any Tax which is the primary liability of the Company or the relevant member of the Buyer’s Tax Group; and

9.1.2	any costs and expenses reasonably incurred by the Sellers in connection with any liability or amount for which the Buyer is liable under paragraph (a).

9.2	Paragraph 9.1 shall not apply to the extent that:

9.2.1
the Buyer has claimed against the Sellers under this Schedule or the Tax Warranties in respect of the amount of Tax which the Company has failed to pay under paragraph 9.1.1 and for which no payment has yet been made by the Sellers; or

9.2.2	the Buyer could validly claim against the Sellers under this Schedule or the Tax Warranties for payment of the amount of Tax which the Company has failed to pay under paragraph.1.1; or

9.2.3
an amount in respect of Tax has been recovered by the Sellers under any relevant Tax Statute (and the Sellers shall procure that no such recovery is sought to the extent that payment is made hereunder).

9.3
In this paragraph 9 “Company” means the Company, any person who after Completion succeeds to all or part of the Company’s business or acquires its assets, the Buyer and any company which is, or has at any time been, treated for any Tax purpose as (i) a member of the same group of companies as the Buyer or (ii) associated or connected with the Buyer.

9.4
The provisions of paragraphs 6 (Payment) and 8 (Conduct of Tax Disputes) shall apply to the covenant contained in this paragraph 9 as they apply to the covenant contained in paragraph 1, replacing references to “the Sellers” with reference to “the Buyer” and vice versa and making other necessary modifications.

10    MANAGEMENT OF PRE-COMPLETION TAX AFFAIRS

10.1	Rights and obligations of the Sellers
The Sellers' Representative, or his duly authorised agents, shall, in respect of all accounting periods ending on or before the Accounts Date, at the Company’s cost:

10.1.1
prepare the corporation tax returns and computations of the Company to the extent that the same shall not have been prepared before Completion (the “Pre-Completion Tax Returns”) and deliver all Pre-Completion Tax Returns to the Buyer at least 30 Business Days prior to the due date for submission;

10.1.2
prepare on behalf of the Company all claims, elections, surrenders, disclaimers, notices and consents to the extent that these have been assumed in the preparation of the Completion Accounts and deal with all matters relating to the Pre-Completion Tax Returns, including correspondence (the “Pre-Completion Tax Documents”) and deliver all Pre-Completion Tax Documents to the Buyer at least ten Business Days prior to the date such Pre-Completion Tax Documents are required to be submitted to the relevant Tax Authority.

10.2	Rights and obligations of the Buyer
The Buyer shall, or shall procure that the Company shall:

10.2.1
authorise, sign and submit to the relevant Tax Authority any Pre-Completion Tax Return or Pre-Completion Tax Document without amendment or with such amendments as the Buyer may reasonably require and agree with the Sellers' Representative; and

10.2.2
afford such access (on reasonable notice in writing) to its books and records (including the taking of copies at the Majority Sellers' expense) and give such assistance as is necessary and reasonable to enable the Sellers' Representative or his duly authorised agents to prepare the Pre-Completion Tax Returns and Pre-Completion Tax Documents,

provided that the Buyer is under no obligation to procure the authorisation, signing or submission to any Tax Authority of any Pre-Completion Tax Return or Pre-Completion

Tax Document delivered to it in accordance with this paragraph which it considers, in its reasonable opinion, to be false, misleading, incomplete or inaccurate in any respect.

10.3
The Sellers' Representative shall use all reasonable endeavours to agree the Pre-Completion Tax Returns and Pre-Completion Tax Documents as soon as reasonably practicable and shall, subject to paragraph 8 (Conduct of Tax disputes) deal with all such matters promptly and diligently and within applicable time limits.

10.4	Straddle Period computation

10.4.1	The Buyer, or its duly authorised agents, shall, in respect of the Straddle Period, at the Company’s cost and expense:
(a)    prepare the corporation tax returns and computations of the Company in a manner that is consistent with past practice other than to the extent required by a change in law or generally accepted accounting practice;
(b)    deliver all such returns to the Sellers' Representative at least 20 Business Days prior to the due date for submission;
(c)    prepare on behalf of the Company all claims, elections, surrenders, disclaimers, notices and consents for the purposes of Tax in respect of the Company and deliver such documents to the Sellers' Representative at least 15 Business Days prior to the due date for submission;
(d)    submit such returns and other documents to the relevant Tax Authority having incorporated any reasonable comments of the Sellers' Representative received at least ten Business Days prior to the submission of such return or document which relate to a matter for which the Sellers may be liable under this Schedule provided that the Buyer is under no obligation to procure the authorisation, signing or submission to any Tax Authority of any return or document delivered to it in accordance with this paragraph which it considers, in its reasonable opinion, to be false, misleading, incomplete or inaccurate in any respect; and
(e)    subject to paragraph 8 (Conduct of Tax disputes) deal with all matters relating to Tax including the conduct of all related negotiations and correspondence with the relevant Tax Authority.

10.4.2
The Sellers' Representative shall give all such reasonable assistance as may be required by the Buyer to prepare the Straddle Period returns and all related documents and agree the same with the relevant Tax Authority.

10.1
For the avoidance of doubt, in respect of any Tax Assessment (whereby it appears that the Sellers are or may become liable to make a payment to the Buyer) this paragraph 10 shall not apply or shall cease to apply and any such Tax Assessment shall be governed by paragraph 8 (Conduct of Tax disputes) of this Schedule.

EXECUTED AS A DEED by            )    /s/ John McDonald
POWERSTEERING SOFTWARE LIMITED    )
acting by JOHN MCDONALD (Director)    )
and MICHAEL HILL (Secretary)        )    /s/ Michael Hill

)
                    )
)
)

EXECUTED AS A DEED on behalf of    )    /s/ John McDonald
UPLAND SOFTWARE, INC., a company     )
incorporated in the State of Delaware, USA,    )
by JOHN MCDONALD, being a person     )
who, in accordance with the laws of that    )
territory, is acting under the authority of the    )
company                    )

EXECUTED AS A DEED by NIGEL         )    /a/ Nigel Shanahan
SHANAHAN in the presence of:        )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Canton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by            )    /s/ Nigel Shanahan
RAVING INVESTMENTS LIMITED        )
acting by NIGEL SHANAHAN (Director)    )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
ERICA SHANAHAN under a power        )
of attorney dated 24 September 2018    )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for            )
MIKE MCMASTER under a power of        )
attorney dated 18 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
JULIE STUBBS under a power of        )
attorney dated 19 September 2018         )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
SIMON HOOK under a power of        )
attorney dated 26 September 2018         )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
ALAN WALLACE under a power of        )
attorney dated 26 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
MATTHEW DUCKHOUSE under a power    )
of attorney dated 22 September 2018    )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
ADAM JANES under a power of        )
attorney dated 25 September 2018         )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
ADAM PENHALE under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
ALANNAH BOURNE    under a power of    )
attorney dated 25 September 2018         )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
AMANDA MORRIS under a power of    )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
AMELIA MCCOLL under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
ANDREW MACDONALD under a power    )
of attorney dated 25 September 2018    )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
ANDY LATHAM under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
ANDY SCOTT    under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
ANN OLIVER under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
BALROOP BHOGAL    under a power        )
of attorney dated 25 September 2018    )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
BETH FALLER under a power of        )
attorney dated 25 September 2018         )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
BRETT HAY under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
CHARLOTTE COLLEY under a power    )
of attorney dated 25 September 2018    )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor:

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
CHRIS ALLEN under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
CHRIS EDMUNDS under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
CLAIRE WESTHEAD under a power of    )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
COLLEEN HUMPHRIES under a power    )
of attorney dated 25 September 2018    )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
DANIELLE PREWETT under a power of    )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
DAVID BONNER under a power of        )
attorney dated 21 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
DUNCAN MORTON under a power of    )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
ELAINE TURLEY under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
EMMA PHILLIPS under a power of        )
attorney dated 21 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
GARETH REES under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
HARDEEP JOHAL under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
IAN BERRY under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
IAN BOURNE under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
JACK FOX under a power of            )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
JAMES HARGREAVES under a power of    )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
JEN MORRIS under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
JENNA STEPTOE under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
JOSHUA PINFOLD under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
KENNY BAIN under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
KERRY NORTON under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
KIRSTI ANDERSON under a power of    )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
LEON ELWELL under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
LIAM GILLERAN under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
MARIAN MORRISON under a power of    )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
MATTHEW HUMPHREYS under a power    )
Of attorney dated 25 September 2018    )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
MOHAMMED ALI under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
MOLLY GODDARD under a power of    )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
NICHOLA DAVIES under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
NICK BOXALL-HUNT under a power of    )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
PAUL MOFID under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
PHIL EVANS under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
REW GOLDING under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
RICHARD DAVEY under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
RICHARD BELL under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
RICHARD KNOX under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
ROBERT GARNSWORTHY under a power    )
of attorney dated 25 September 2018    )
in the presence of:                )

Witness

Signature:    /s/Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
RUTH SHAW under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
RYAN EMERY under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
SAM ROBERTS under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
SAM TULIP under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
SAM WALKER under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
STEFAN COX-WEBBER under a power    )
of attorney dated 25 September 2018    )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
STEPHEN CHALKLEY under a power of    )
attorney dated 21 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
STEVEN THURLOW under a power of    )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
TED MCCLUSKEY under a power of    )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
VICTORIA ROYLE under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
ZACHARY HALL under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor

EXECUTED AS A DEED by NIGEL         )    /s/ Nigel Shanahan
SHANAHAN as attorney for             )
ZOE GARRETT under a power of        )
attorney dated 25 September 2018        )
in the presence of:                )

Witness

Signature:    /s/ Nicola Caton

Name:        Nicola Caton

Address:    Gowling WLG (UK) LLP, Two Snowhill, Birmingham B4 6WR

Occupation:     Solicitor